UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14 (A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)


FILED  BY  THE  REGISTRANT   /X/

FILED  BY  A  PARTY  OTHER  THAN  THE  REGISTRANT  /  /

CHECK  THE  APPROPRIATE  BOX:


/ /   PRELIMINARY  PROXY  STATEMENT
/ / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY ( AS PERMITTED BY RULE 14A-6 (E) (2) )
/X/   DEFINITIVE  PROXY  STATEMENT
/ /   DEFINITIVE  ADDITIONAL  MATERIALS

/ /   SOLICITING  MATERIAL  PURSUANT  TO  RULE  14A-11  (C)  OR  RULE  14A-12

                            COMMUNITY WEST BANCSHARES

-  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

-  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      (NAME OF PERSON (S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT

PAYMENT  OF  FILING  FEE  (CHECK  THE  APPROPRIATE  BOX)  :

/X/   NO  FEE  REQUIRED.

/ /   FEE COMPUTED ON TABLE BELOW PER  EXCHANGE ACT RULES 14A-6(I) (1) AND 0-11.

     (1)   TITLE  OF  EACH  CLASS  OF  SECURITIES  TO WHICH TRANSACTION APPLIES:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (2)   AGGREGATE  NUMBER  OF  SECURITIES  TO  WHICH  TRANSACTION  APPLIES:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (4)   PROPOSED  MAXIMUM  AGGREGATE  VALUE  OF  TRANSACTION:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (5)   TOTAL  FEE  PAID:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

/ /   FEE  PAID  PREVIOUSLY  WITH  PRELIMINARY  MATERIALS.

/ / CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11 (A) (2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

     (1)   AMOUNT  PREVIOUSLY  PAID
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (2)   FORM,  SCHEDULE  OR  REGISTRATION  STATEMENT  NUMBER:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (3)   FILING  PARTY:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (4)   DATE  FILED:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                            COMMUNITY WEST BANCSHARES
                                 445 Pine Avenue
                          Goleta, California 93117-3474
                            Telephone: (805) 692-5821

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 25, 2006

     NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Shareholders (Meeting) of Community West Bancshares (Company) will be held at La Cumbre Country Club, 4015 Via Laguna, Santa Barbara, California 93110, on Thursday, May 25, 2006, at 6:00 P.M. Pacific Daylight Time, for the purpose of considering and voting on the following matters:

     1. ELECTION OF DIRECTORS. To elect eight persons to the Board of Directors of the Company (Board) to serve until the 2007 Annual Meeting of Shareholders and until their successors are elected and have qualified. The following persons are the Board of Directors' nominees:

                   Robert H. Bartlein      William R. Peeples
                   Jean W. Blois           James R. Sims, Jr.
                   John D. Illgen          Kirk B. Stovesand
                   Lynda J. Nahra          C. Richard Whiston

     2.     APPROVAL  OF  STOCK  OPTION  PLAN.  To  approve  the  Community West
Bancshares 2006 Stock Option Plan covering 500,000 shares of the Company's Common Stock, as more fully described in the Company's 2006 Proxy Statement.

     3. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and any adjournment thereof, including, without limitation, to approve an adjournment(s) of the Meeting, if necessary, to solicit additional proxies for the eight nominees for election and for Proposal 2.

     The Proxy Statement that accompanies this Notice contains additional information regarding the proposals to be considered at the Meeting and shareholders are encouraged to read it in its entirety.

     The Board has fixed the close of business on March 31, 2006 as the record date for determination of shareholders entitled to notice of, and the right to vote at, the Meeting.

     As set forth in the enclosed Proxy Statement, proxies are being solicited by and on behalf of the Board. All proposals set forth above are proposals of the Company. It is expected that these materials will be mailed to shareholders on or about April 14, 2006.

     The Bylaws of the Company provide for the nomination of Directors in the following manner:

     "Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nomination is to be made) shall be made in writing and shall be delivered or mailed to the president of the corporation no more than sixty (60) days prior to any meeting of shareholders called for the election of directors and no more than ten (10) days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.4 of these Bylaws; provided, however, that if ten (10) days notice of such meeting is sent to shareholders, such notice of intention to nominate must be received by the president of the corporation not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee;

     (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged a bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee. A copy of the preceding paragraph shall be set forth in the notice to shareholders of any meeting at which directors are to be elected."

     SINCE IMPORTANT MATTERS ARE TO BE CONSIDERED AT THE MEETING, IT IS VERY IMPORTANT THAT EACH SHAREHOLDER VOTE.

     WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE BOARD. ANY SHAREHOLDER WHO EXECUTES AND DELIVERS SUCH A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE IT IS EXERCISED BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY, BY SUBMITTING PRIOR TO THE MEETING A PROPERLY EXECUTED PROXY BEARING A LATER DATE OR BY BEING PRESENT AT THE MEETING AND ELECTING TO VOTE IN PERSON BY ADVISING THE CHAIRMAN OF THE MEETING OF SUCH ELECTION.

     PLEASE  INDICATE  ON  THE  PROXY  WHETHER  OR  NOT YOU EXPECT TO ATTEND THE
MEETING  SO  THAT  THE  COMPANY  CAN  ARRANGE  FOR  ADEQUATE  ACCOMMODATIONS.

                                        By Order of the Board of Directors,
                                        John  D.  Illgen,  Secretary

Dated: April 7, 2006
Goleta, California


                           ANNUAL REPORT ON FORM 10-K

     COPIES OF THE COMPANY'S 2005 ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ARE AVAILABLE UPON REQUEST TO: CHARLES G. BALTUSKONIS, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, COMMUNITY WEST BANCSHARES, 445 PINE AVENUE, GOLETA, CA 93117-3474, TELEPHONE (805) 692-5821, ON THE COMPANY'S WEBSITE AT WWW.COMMUNITYWEST.COM AND ON THE WEBSITE OF THE SECURITIES AND EXCHANGE COMMISSION AT WWW.SEC.GOV.

                            COMMUNITY WEST BANCSHARES
                                 445 PINE AVENUE
                          GOLETA, CALIFORNIA 93117-3474
                            ------------------------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 25, 2006
                            ------------------------
                       SOLICITATION AND VOTING OF PROXIES

     Community West Bancshares (Company or CWBC) is furnishing this Proxy Statement to its shareholders in connection with the solicitation by the Board of Directors (Board) of proxies to be used at the Annual Meeting (Meeting) of Shareholders, to be held on Thursday, May 25, 2006 at 6:00 P.M. PDT at La Cumbre Country Club, 4015 Via Laguna, Santa Barbara, California 93110, and at any and all adjournments and postponements thereof, and, the designated proxyholders (Proxyholders) are members of the Company's management. Only shareholders of record (shareholders) on March 31, 2006 (Record Date) are entitled to notice of and to vote in person or by proxy at the Meeting or any adjournment or postponement thereof. This Proxy Statement and the enclosed proxy card (Proxy) first will be mailed to shareholders on or about April 14, 2006. The Company's Annual Report to Shareholders, including consolidated financial statements for the year ended December 31, 2005, accompanies this Proxy Statement.

     Regardless of the number of shares of Common Stock of the Company (Common Stock) owned, it is important that the holders of a majority of shares be represented by proxy or be present in person at the Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE
BOARD WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED "FOR ALL NOMINEES" FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT. If any other business is properly presented at the Meeting, the Proxy will be voted in accordance with the recommendations of the Board.

     Other than the matters set forth on the attached Notice of the Meeting, the Board knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers to the designated Proxyholders discretionary authority to vote the shares in accordance with the recommendations of the Board on such other business, if any, that may properly come before the Meeting and at any adjournments or postponements thereof, including whether or not to adjourn the Meeting.

     You may revoke your Proxy at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed Proxy bearing a later date, or by attending the Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need to provide appropriate documentation from the record holder to vote personally at the Meeting.

     The  following  matters  will  be considered and voted upon at the Meeting:

     1. ELECTION OF DIRECTORS. To elect eight persons to the Board of Directors of the Company to serve until the 2007 Annual Meeting of Shareholders and until their successors are elected and have qualified. The following persons are the Board of Directors' nominees:

                   Robert H. Bartlein      William R. Peeples
                   Jean W. Blois           James R. Sims, Jr.
                   John D. Illgen          Kirk B. Stovesand
                   Lynda J. Nahra          C. Richard Whiston

     2.     APPROVAL  OF  STOCK  OPTION  PLAN.  To  approve  the  Community West
Bancshares 2006 Stock Option Plan covering 500,000 shares of the Company's Common Stock, as more fully described in this Proxy.

     3. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and any adjournment thereof, including, without limitation, approving an adjournment(s) of the Meeting, if necessary, to solicit additional proxies for the eight nominees for election and for Proposal 2.

     This solicitation of proxies is being made by the Board. The expense of solicitation of proxies for the Meeting will be borne by the Company. It is anticipated that proxies will be solicited primarily through the use of the mail. Proxies may also be solicited personally or by telephone by Directors, officers and employees of the Company, and its wholly-owned subsidiary, Community West Bank (CWB), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, that are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so. The total estimated cost of the solicitation is $10,000.

                                VOTING SECURITIES

     The securities that may be voted at the Meeting consist of shares of Common Stock. The close of business on March 31, 2006 has been fixed by the Board as the Record Date for the determination of shareholders of record entitled to notice of and to vote at the Meeting and at any adjournment or postponements thereof. The total number of shares of Common Stock outstanding on the Record Date was 5,780,153 shares. Each shareholder is entitled to one vote, in person or by proxy, for each share as of the Record Date, except that in the election of Directors, each shareholder has the right to cumulate provided that the candidates' names have been properly placed in nomination prior to commencement of voting and a shareholder has given notice of their intention to cumulate votes prior to commencement of voting. Cumulative voting entitles a shareholder to give one candidate a number of votes equal to the number of Directors to be elected, multiplied by the number of shares of Common Stock held by that Shareholder, or to distribute such votes among as many candidates as the shareholder deems fit. The Company is soliciting authority to cumulate votes in the election of Directors, and the enclosed Proxy grants discretionary authority for this purpose. The candidates receiving the highest number of votes, up to the number of Directors to be elected, will be elected.

     Of the shares of Common Stock outstanding on the Record Date, 1,045,184 shares of Common Stock (18.08%) of the issued and outstanding shares of Common Stock were beneficially owned by Directors and executive officers of the Company. Such persons have informed the Company that they will vote "FOR" the election of the nominees to the Board. Under California law and the Company's Bylaws, a quorum consists of the presence in person or by proxy of a majority of the shares entitled to vote at the Meeting, and a matter (other than the election of Directors) voted on by Shareholders will be approved if it receives the vote of a majority of the shares both present and voting, which shares also constitute a majority of the required quorum, unless the vote of a greater number of shares is required. Abstentions and broker non-votes will be included in the number of shares present at the Meeting and entitled to vote for the purpose of determining the presence of a quorum. Accordingly, in the event the number of shares voted affirmatively does not represent a majority of the required quorum, abstentions and broker non-votes will have the effect of a "no" vote. Abstentions and broker non-votes do not have the effect of votes in opposition to any nominee for election of Director.

     If you hold Common Stock in "street name" and you fail to instruct your broker or nominee as to how to vote such Common Stock, your broker or nominee may, in its discretion, vote such Common Stock "FOR" the election of the Board nominees.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND
                               EXECUTIVE OFFICERS

     The following table sets forth certain information as of the Record Date, concerning the beneficial ownership of the Company's outstanding Common Stock by persons (other than depositories) known to the Company to own more than 5% of the Company's outstanding Common Stock, by the Company's Directors and executive officers, and by all Directors and executive officers of the Company as a group. Management is not aware of any change in control of the Company that has occurred since January 1, 2005, or any arrangement that may, at a subsequent date, result in a change in control of the Company.

     Except as indicated, the address of each of the persons listed below is c/o Community West Bancshares, 445 Pine Avenue, Goleta, CA 93117.

                                                    NUMBER OF SHARES OF    NUMBER OF SHARES   PERCENT OF CLASS
                                                       COMMON STOCK       SUBJECT TO VESTED     BENEFICIALLY
                    NAME AND TITLE                  BENEFICIALLY OWNED(1)   STOCK OPTIONS(2)       OWNED(2)
-------------------------------------------------  ---------------------  ------------------  -----------------
CHARLES G. BALTUSKONIS, Executive Vice President                  12,100               8,000                 *
  and Chief Financial Officer, CWBC and CWB

ROBERT H. BARTLEIN, Director, Chairman of the                    135,762              13,545              2.58%
  Board, CWB

JEAN W. BLOIS, Director                                           58,824              15,099              1.28%

CYNTHIA M. HOOPER, Senior Vice President, CWB (3)                  6,625              14,000                 *

JOHN D. ILLGEN, Director                                          46,956              27,959              1.29%

INVESTORS OF AMERICA LIMITED PARTNERSHIP AND                     946,323                   -             16.37%
  FIRST BANKS, INC. (4)

BERNARD R. MERRY, Senior Vice President, CWB (3)                       -              20,500                 *

LYNDA J. NAHRA, Director, President and Chief                     14,330              54,500              1.18%
  Executive Officer, CWBC and CWB

WILLIAM R. PEEPLES, Director, Chairman of the                    749,357                   -             12.96%
  Board, CWBC (5)

JAMES R. SIMS, JR., Director                                      22,385              27,959               .87%

KIRK B. STOVESAND, Director                                        2,600               5,000                 *

WILLIAM VIANI, Executive Vice President, CWB                           -              14,000                 *

C. RICHARD WHISTON, Director                                       2,870               5,000                 *

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP                1,045,184             171,062             20.44%
  (10 in number) (3)

*     Less  than  .5%

(1) Includes shares beneficially owned, directly and indirectly, together with associates, except for shares subject to vested stock options and outstanding warrants. Also includes shares held as trustee and held by or as custodian for minor children. Unless otherwise noted, all shares are held as community property under California law or with sole investment and voting power.

(2) Shares subject to options held by Directors or executive officers that are exercisable within 60 days after the Record Date (vested) are treated as issued and outstanding for the purpose of computing the percent of the class owned by such person, but not for the purpose of computing the percent of class owned by any other person.

(3) This person is not a named executive officer, but is a key officer of the Company. As such, shares are not included in the line totals for "All Directors and Executive Officers as a Group".

(4)  Address  is:  135  North  Meramec,  Clayton,  MO  63105.

     Total shares include 568,696 in name of Investors of America Limited Partnership and 377,627 in name of First Banks, Inc.

          - The securities owned by First Banks, Inc. may be deemed to be indirectly owned by Investors of America Limited Partnership, First Securities America, Inc., General Partner. Members of the Dierberg Family and the Dierberg Family Trusts are shareholders of First Securities America, Inc. and First Banks, Inc. Investors of America Limited Partnership disclaims beneficial ownership of these securities.

          - The securities owned by Investors of America Limited Partnership may be deemed to be indirectly owned by First Banks, Inc. Members of the Dierberg Family and the Dierberg Family Trusts are shareholders of First Securities America, Inc., the General Partner of Investors of America Limited Partnership, and First Banks, Inc. First Banks, Inc. disclaims beneficial ownership of these securities.

(5) Includes 173,922 shares held by Mr. Peeples' spouse, concerning which Mr. Peeples disclaims beneficial ownership.

PROPOSAL  1

                              ELECTION OF DIRECTORS

DIRECTORS  AND  EXECUTIVE  OFFICERS

     The Company's Bylaws provide that the authorized number of Directors shall be not less than six nor more than 11, with the exact number of Directors fixed from time to time by resolution of a majority of the Board or by resolution of the shareholders. The number of Directors is currently fixed at eight.

     At the Meeting, eight persons will be elected to serve as Directors of the Company until the 2007 Annual Meeting and until their successors are elected and have qualified. The eight persons named below, all of whom are currently Directors of the Company, have been nominated by the Board for re-election. A Proxy that is submitted with the instruction "FOR all nominees listed" or without instructions will be voted in such a way as to effect the election of all eight nominees, or as many thereof as possible. In the event that any of the nominees should be unable to serve as a Director, it is intended that the Proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board. Each nominee has consented to being named in the Proxy Statement and has agreed to serve as a member of the Board, if elected. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve. Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. This Bylaw provision is designed to give the Board advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

     Pursuant to Nasdaq Stock Market (NASD) Rule 4200 (a) 15, the Board has made an affirmative determination that the following members of the Board are "independent" within the meaning of such rule: Robert H. Bartlein, Jean W. Blois, John D. Illgen, William R. Peeples, James R. Sims, Jr., Kirk B. Stovesand and C. Richard Whiston. As such, pursuant to NASD Rule 4350 (c) (1), a majority of the members of the Board and all the members of the Audit Committee are "independent" as so defined.

     The  following  persons  have  been  nominated  for  election by the Board:

                   Robert H. Bartlein      William R. Peeples
                   Jean W. Blois           James R. Sims, Jr.
                   John D. Illgen          Kirk B. Stovesand
                   Lynda J. Nahra          C. Richard Whiston

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES.

INFORMATION  ABOUT  THE  NOMINEES

ROBERT  H.  BARTLEIN  (AGE  58)

     Mr. Bartlein has been a member of the Board of CWBC since its inception in 1997 and a founder and Director of CWB since 1989. Mr. Bartlein serves on CWBC's Personnel / Compensation and Nominating and Corporate Governance Committees and is Chairman of the Board of CWB, Chairman of the Loan Committee and a member of the Executive Committee. He is President and CEO of Bartlein & Company, Inc., founded in 1969, which is a property management company with four California offices. He is a graduate of the University of Wisconsin - Madison, with a degree in Finance, Investments and Banking, and did post-graduate study at the University of Wisconsin - Milwaukee. Mr. Bartlein is past President and Director of the American Lung Association of Santa Barbara and Ventura Counties.

JEAN  W.  BLOIS  (AGE  78)

     Mrs. Blois has been a member of the Board of CWBC since its inception in 1997 and of CWB since 1989. She is Chairman of CWB's Personnel / Compensation Committee and a member of the Asset / Liability Committee. She co-founded Blois Construction, Inc. and served in a financial capacity before retirement. She formed her own consulting firm, Jean to the Rescue. Mrs. Blois graduated with a BS from the University of California, Berkeley. She served as a Trustee of the Goleta Union School District for 13 years, a Director of the Goleta Water District for 10 years, is currently a council member for the City of Goleta and, in 2005, served as Mayor.

JOHN  D.  ILLGEN  (AGE  61)

     Mr. Illgen has been a member of the Board of CWBC since its inception in 1997 and of CWB since 1989. He is Secretary of the Board of CWBC and a member of the Nominating and Corporate Governance Committee, Chairman of CWB's Asset / Liability Committee and a member of the Personnel / Compensation and Compliance Committees. Mr. Illgen is a Vice President and a Director of Northrop Grumman Simulation Technologies (NGC). He was Founder (1988), President and Chairman of Illgen Simulation Technologies, Inc. until its merger with NGC in December 2003. Mr. Illgen is a Director of the National Defense Industry Association and appears on General Alexander Haig's "World Business Review" as an industry expert in information systems, modeling and simulation. Mr. Illgen is an honorary member of the Santa Barbara Scholarship Foundation Board and a Past President (1979-80) of Goleta Rotary Club.

LYNDA  J.  NAHRA  (AGE  55)

     Ms. Nahra has been President and Chief Executive Officer of CWB since 2000, and of CWBC since February 2004, after serving in various positions of increasing responsibility for CWB since 1997. Ms. Nahra is a member of CWB and CWBC's Boards and serves on CWB's Loan, Asset / Liability, Compliance, Management Succession and Disclosure Committees. Her banking career began in 1970 with Bank of America and her banking experience has included management positions in operations, consumer and commercial lending, sales, private banking and corporate banking. Ms. Nahra serves as: a Director of Women's Economic Ventures and the Girl Scouts of Tres Condados; a Trustee for the Sansum-Santa Barbara Medical Foundation Clinic; a Finance Committee member for the Goleta Montessori Center School and the Santa Barbara United Way; and, a member of Montecito Rotary Club. Ms. Nahra's educational background is from California Western University in San Diego and Pacific Coast Banking School.

WILLIAM  R.  PEEPLES  (AGE  63)

     Mr. Peeples is Chairman of the Board of CWBC and a founder and Director of CWB since 1989. Mr. Peeples is Chairman of CWBC's Audit, Nominating and Corporate Governance Committees and serves on CWB's Loan, Personnel / Compensation, Executive and Management Succession Committees. Mr. Peeples served in various financial capacities, including President and Chief Financial Officer of Inamed Corporation from 1985 to 1987. He also was a founder and Chief Financial Officer of Nusil Corporation and Imulok Corporation from 1980 to 1985. Mr. Peeples has been active as a private investor and currently serves as Managing General Partner of two real estate partnerships. Mr. Peeples holds a BBA from the University of Wisconsin - Whitewater, and an MBA from Golden Gate University, Air Force on-base program.

JAMES  R.  SIMS  JR.  (AGE  70)

     Mr. Sims has been a member of the Board of CWBC since its inception in 1997 and of CWB since 1989. Mr. Sims serves on CWB's Compliance and Audit Committees and previously served on the Finance Committee. Mr. Sims is a real estate broker whose career began in 1970 in Santa Barbara. He is a past President of the Santa Barbara Board of Realtors, Chairman of the Multiple Listing Service and served in 1984 as Regional Vice President of the California Association of Realtors. Mr. Sims served on the Santa Barbara Coastal Housing Association seeking affordable housing and he developed three Residential Care Facilities for the elderly in Camarillo that he operated until his retirement in 2000.

KIRK  B.  STOVESAND  (AGE  43)

     Mr. Stovesand has been a member of the Board of CWBC and CWB since May 2003. Mr. Stovesand serves on CWB's Audit and Asset / Liability Committees and is Secretary of CWB's Board. He is a partner of Walpole & Co., founded in 1974, which is a Certified Public Accounting and Consulting firm. Mr. Stovesand has served on the boards of both for-profit and not-for-profit organizations. He is a graduate of the University of California Santa Barbara with a degree in Business Economics. Mr. Stovesand received a Masters Degree in Taxation from Golden Gate University and a Master Certificate in Global Business Management from George Washington University. He is a Certified Financial Planner, certified in mergers and acquisitions, and a member of the American Institute of Certified Public Accountants.

C.  RICHARD  WHISTON  (AGE  69)

     Mr. Whiston has been a member of the Board of CWBC and CWB since June 2004. He serves on CWBC's Audit Committee and CWB's Loan Committee. Mr. Whiston was a partner in the Santa Barbara law firm of Mullen, McCaughey & Henzell. He served from 1983 to 1985 as Principal Deputy General Counsel and as Chief of Legal Services, U.S. Army, and later returned to private practice of law. Mr. Whiston was appointed as Principal Deputy Assistant Secretary of the Army for Manpower and Reserve Affairs in July 2001, and as Special Assistant to the Secretary of the Army from October 2001 to August 2003. He received a BA and a JD from the University of California, Berkeley and served in the U.S. Army as a commissioned officer.

     None of the Directors or executive officers of the Company were selected pursuant to any arrangement or understanding, other than with the Directors and executive officers of the Company, acting within their capacities as such. The Company knows of no family relationships between the Directors and executive officers of the Company, nor do any of the Directors or executive officers of the Company serve as Directors of any other company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934 (Exchange Act) or any investment company registered under the Investment Company Act of 1940. Officers serve at the discretion of the Board.

EXECUTIVE  AND  CERTAIN  OTHER  KEY  OFFICERS  (not  members  of  the  Board)

     The following sets forth, as of the Record Date, the names and certain other information concerning executive and certain other key officers of the Company, in addition to the executive officer who is nominated for election as a Director.

CHARLES  G.  BALTUSKONIS  (AGE  55)

     Mr. Baltuskonis, Executive Vice President and Chief Financial Officer of CWBC and CWB, has been with the Company since November 2002. He served as Senior Vice President and Chief Accounting Officer of Mego Financial Corporation from 1997 to 2002, and Senior Vice President and Controller of TAC Bancshares from 1995 to 1997. Prior to that, he was Chief Financial Officer of F&C Bancshares and of First Coastal Corporation and a Senior Manager with the public accounting firm of Ernst & Young, specializing in services to financial institutions. Mr. Baltuskonis is a certified public accountant; a member of the American Institute of Certified Public Accountants, Financial Managers Society and the Board of Directors of Goleta Valley Chamber of Commerce; and, holds a BS from Villanova University.

CYNTHIA  M.  HOOPER  (AGE  43)

     Ms. Hooper, Senior Vice President, SBA Lending, has been with CWB since 1989. She started at CWB in commercial lending and currently manages the SBA underwriting and processing unit, which underwrites and processes loans for 15 Preferred Lender territories in nine states. Prior to serving at CWB, she was in commercial lending at City Commerce Bank. Ms. Hooper is a member of the National Association of Government Guaranteed Lenders and has served as a Director of the Goleta Valley Chamber of Commerce.

BERNARD  R.  MERRY  (AGE  58)

     Mr. Merry, Senior Vice President, Mortgage, has been with CWB since 1998. His CWB roles have included HUD Administrator and head of Alternative Mortgage Products. He was named Mortgage Division Manager in November 2001. Currently, Mr. Merry oversees CWB's Retail and Wholesale Mortgage Departments. He formerly was a Vice President for ITT Financial Services for 24 years managing their West Coast Broker Division and California Real Estate Collection Department. Mr.
Merry worked as a consultant for Option One Mortgage Corporation and as Assistant Vice President for Cityscape Mortgage Corporation, opening its Western States operation.

WILLIAM  VIANI  (AGE  58)

     Mr. Viani, Executive Vice President and Credit Administrator of CWB, has been with the Company since 1996. He has held various positions with CWB, most recently Senior SBA Loan Officer. Mr. Viani began his banking career with Crocker National Bank and his experience includes commercial credit, special assets and corporate banking. From 1993 to 1996, he was with El Camino National Bank, serving as President and Chief Executive Officer from 1995 to 1996. From 1988 to 1993, he was Senior Lending Officer with Ventura County National Bank. Mr. Viani is a member of Risk Management Associates and holds a BS in Economics from Loyola University and an MA from the University of Southern California.

              CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

MEETINGS  AND  COMMITTEES

     The Board met 13 times (12 regular meetings and one special meeting) during the year ended December 31, 2005, and had the following standing committees that met during the year: Audit Committee, Personnel / Compensation Committee and Nominating and Corporate Governance Committee. In addition, the Company's Directors served on the Board of Directors of CWB, including the various committees established by that subsidiary. During 2005, none of the Company's Directors attended less than 75% of the Company's Board meetings and meetings of committees on which they served. All Board members, with the exception of Mrs. Blois, attended the 2005 Annual Meeting of Shareholders.

     The Audit Committee is composed of four independent Directors: Messrs. Peeples, Sims, Stovesand and Whiston. This Committee is responsible for review of all internal and external examination reports and selection of the Company's independent auditors. The Audit Committee met five times during 2005.

     The Nominating and Corporate Governance Committee is composed of three independent Directors: Messrs. Peeples, Bartlein and Illgen. The Committee is responsible for recommendations regarding the

Board's composition and structure and policies and processes regarding overall corporate governance. The Committee met one time during 2005.

     The  Personnel  /  Compensation  Committee  is composed of four independent
Directors: Mrs. Blois and Messrs. Bartlein, Illgen and Peeples. The Committee is responsible for determining executive compensation. This Committee met three times during 2005.

SHAREHOLDER  COMMUNICATION  WITH  DIRECTORS

     Shareholders  may  communicate  directly  with  the  Board  by  writing to:

     William R. Peeples, Chairman of the Board of Directors Community West Bancshares
     445  Pine  Avenue
     Goleta,  CA  93117-3474

DIRECTORS'  COMPENSATION

     There  were  no  CWBC  Director  fees  paid  during  2005.

     CWB's non-employee Directors are paid for attendance at Board meetings at the rate of $1,000 for each regular Board meeting and $200 for each committee meeting. If a Director attends a meeting by telephone, only 25% of the above fee is received. Also, in 2005, each non-employee Director received additional discretionary compensation of $5,000.

AUDIT  COMMITTEE  REPORT

     The Report of the Audit Committee of the Board shall not be deemed filed under the Securities Act of 1933 (Securities Act) or under the Exchange Act.

     The Board maintains an Audit Committee comprised of four of the Company's Directors, who each met the independence and experience requirements of NASD
Rule 4350 (c) (1). The Audit Committee assists the Board in monitoring the accounting, auditing and financial reporting practices of the Company. The Audit Committee operates under a written charter, which was last amended on December 16, 2004 and last ratified on December 22, 2005, and is assessed annually for adequacy by the Audit Committee. A copy of the Charter is included as Appendix A to the Company's 2005 Proxy Statement, as filed with the SEC on April 13, 2005, and is available at www.sec.gov.

     Based on the attributes, education and experience requirements required by NASD Rule 4350 (d) (2) (A), the requirements set forth in section 407 of the Sarbanes-Oxley Act of 2002 and associated regulations, the Board has identified William R. Peeples as an "Audit Committee Financial Expert" as defined under
Item  401  (h)  of  Regulation  S-K,  and  has determined him to be independent.

     Management is responsible for the preparation of the Company's financial statements and financial reporting process, including its system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee:

     - Reviewed and discussed with management the audited financial statements contained in the Company's Annual Report on Form 10-K for fiscal 2005; and

     - Obtained from management their representation that the Company's financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

     The Company's independent auditors, Ernst & Young LLP (Ernst), are responsible for performing an audit of the Company's financial statements in accordance with the auditing standards generally accepted in the United States and expressing an opinion on whether the Company's financial statements present fairly, in all material respects, the Company's financial position and results of operations for the periods presented and conform with accounting principles generally accepted in the United States. In fulfilling its oversight responsibilities, the Audit Committee:

     - Discussed with Ernst the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), and Section 204 of the Sarbanes-Oxley Act of 2002; and

     - Received and discussed with Ernst the written disclosures and the letter from Ernst required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and reviewed and discussed with Ernst whether the rendering of the non-audit services provided by them to the Company during fiscal 2005 was compatible with their independence.

     In addition, the Company received a letter from Ernst to the effect that Ernst's audit of the Company was subject to its quality control system for the United States accounting and auditing practice to provide reasonable assurance that the engagement was conducted in compliance with professional standards, that there was appropriate continuity of Ernst personnel working on the audit and the availability of national office consultation.

     In performing its functions, the Audit Committee acts only in an oversight capacity. It is not the responsibility of the Audit Committee to determine that the Company's financial statements are complete and accurate, are presented in accordance with accounting principles generally accepted in the United States or present fairly the results of operations of the Company for the periods presented or that the Company maintains appropriate internal controls. Nor is it the duty of the Audit Committee to determine that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's auditors are independent.

     Based upon the reviews and discussions described above, and the report of Ernst, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

                                           THE  AUDIT  COMMITTEE

                                           William  R.  Peeples,  Chairman
                                           James  R.  Sims,  Jr.
                                           Kirk  B.  Stovesand
                                           C.  Richard  Whiston

Dated:  March  23,  2006

NOMINATING  AND  CORPORATE  GOVERNANCE  COMMITTEE

     The Company's Nominating and Corporate Governance Committee (NCGC Committee) was established in February 2004 and the committee charter (Charter) was approved in March 2004. The NCGC Committee, consisting of three independent Directors, makes recommendations to the Board regarding the Board's composition and structure, nominations for elections of Directors and policies and processes regarding principles of corporate governance to ensure the Board's compliance with its fiduciary duties to the Company and its shareholders. The NCGC Committee reviews the qualifications of, and recommends to the Board, candidates as additions, or to fill Board vacancies, if any were to occur during the year.

     The NCGC Committee will consider, as part of its nomination process, any Director candidate recommended by a shareholder of the Company who follows the procedures in this Proxy Statement shown under the heading "2007 Shareholder Proposals". The NCGC Committee will follow the processes in the Charter when identifying and evaluating overall Board composition and individual nominees to the Board.

     Additional information regarding (i) the NCGC Committee's policy with regard to the consideration of any Director candidates recommended by security holders and related procedures to be followed by security holders in submitting such recommendations, (ii) minimum qualifications of Director candidates, and
(iii) the NCGC Committee's process for identifying and evaluating nominees for Directors, is incorporated herein by reference to the Charter. A copy of the Charter is included as Appendix A to the Company's 2004 Proxy Statement, as filed with the SEC on April 19, 2004, and is available on the SEC's website at www.sec.gov.

PERSONNEL  /  COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     The  Personnel  / Compensation Committee (PC Committee) is composed of four
Directors: Mrs. Blois, and Messrs. Bartlein (as of March 23, 2006), Illgen and Peeples, none of whom served as an officer of the Company or of its subsidiaries. The Company's executive officers have represented to the Company that none of them served on the Board or PC Committee, or in an equivalent capacity, of another entity.

PERSONNEL  /  COMPENSATION  COMMITTEE  REPORT  ON  EXECUTIVE  COMPENSATION

     The Report of the PC Committee of the Board shall not be deemed to be filed under the Securities Act or under the Exchange Act.

     The PC Committee was responsible for reviewing and approving the Company's overall compensation and benefit programs and for administering the compensation of the Company's executive and senior officers.

     The PC Committee's functions and objectives are: (i) to determine the competitiveness of current base salary, annual incentives and long-term incentive relative to specific competitive markets for the President; (ii) to develop a performance review mechanism that has written objectives and goals which are used to make salary increase determinations; (iii) to develop an annual incentive plan for senior management; and (iv) to provide guidance to the Board in its role in establishing objectives regarding executive compensation. The PC Committee's overall compensation philosophy is as follows: (i) to attract and retain quality talent which is critical to both short-term and long-term success; (ii) to reinforce strategic performance objectives through the use of incentive compensation programs; (iii) to create a mutuality of interest between executive and senior officers and shareholders through compensation structures that share the rewards and risks of strategic decision-making; and (iv) to encourage executives to achieve substantial levels of ownership of stock in the Company.

     The compensation package offered to executive officers consists of a mix of salary, incentive bonus awards and, when deemed appropriate, stock option awards, as well as benefits under employee benefit plans. Salary levels recommended by the PC Committee are intended to be consistent and competitive with the practices of comparable financial institutions and each executive's level of responsibility. The PC Committee generally utilizes internal and/or external surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies.

     In establishing executive compensation for the Chief Executive Officer of CWBC and CWB, the PC Committee considered the overall financial condition of the Company, profitability, asset quality and compliance with rules and regulations. In determining Ms. Nahra's compensation, the PC Committee used both quantitative and qualitative criteria. They included estimated earnings of $5 million, which was greater than the budget plan and is indicative of creation of shareholder value; capital strength, as evidenced by the qualification of CWB as "well capitalized"; continued strong asset quality; improvements in customer service and compliance; and, the development of other executive and senior talent in the Company. The PC Committee also considered the amount of time the executive had been with the Company, performance goals and general industry customs. Generally excluded from the PC Committee's consideration of incentive bonuses would be income or expenses resulting from extraordinary or non-recurring events, regulatory changes, merger or acquisition activity or the imposition of changes in generally accepted accounting principles.

     The PC Committee believes that the Company's compensation program and compensation levels are effective in attracting, motivating and retaining outstanding executive and senior officers and that they are consistent with the Company's immediate and long-term goals.

                                     THE PERSONNEL / COMPENSATION COMMITTEE

                                     Jean  W.  Blois,  Chairman
                                     John  D.  Illgen
                                     William  R.  Peeples

Dated:  November  17,  2005

EXECUTIVE  COMPENSATION

     The following table sets forth, for the years ended December 31, 2005, 2004 and 2003, the compensation information for the Company's Chief Executive Officer and the other four most highly compensated executive officers (collectively, the Named Executive Officers) and other key officers (Other Key Officers) serving the Company in 2005.

                                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                 ANNUAL COMPENSATION                COMPENSATION
                                                 -------------------                ------------
                                                                                     SECURITIES
                                                                   OTHER ANNUAL      UNDERLYING   (1) ALL OTHER
     NAME AND PRINCIPAL POSITION       YEAR   SALARY    BONUS      COMPENSATION       OPTIONS      COMPENSATION
-------------------------------------  ----  --------  -------  ------------------  ------------  --------------
LYNDA J. NAHRA, President and Chief    2005  $175,000  $90,000  (2)      $  11,331             -  $        4,593
  Executive Officer, CWBC and CWB      2004   175,000   60,000  (2)         10,731             -           3,885
                                       2003   165,000   35,000  (2)          7,679        55,000           3,370
CHARLES G. BALTUSKONIS, Executive      2005   157,917   45,000                   -             -           3,710
  Vice President and Chief Financial   2004   135,417   30,000                   -        10,000           3,562
  Officer, CWBC and CWB                2003   125,000   15,000                   -        10,000           1,771
CYNTHIA M. HOOPER, Senior Vice         2005   121,552   11,000                   -             -           2,195
  President, SBA Loans, CWB            2004   114,989   10,000  (3)          3,339         5,000           2,242
                                       2003   109,375    7,500                   -             -           1,983
BERNARD R. MERRY, Senior Vice          2005   161,252    3,750                   -             -           3,470
  President, Mortgage Division         2004   161,252    7,500  (3)         22,405         5,000           4,242
  Manager, CWB                         2003   159,972    7,500                   -             -           3,728
WILLIAM VIANI, Executive Vice          2005   126,000   18,000                   -             -           2,787
  President and Credit Administrator,  2004   119,202   15,000                   -         5,000           3,554
  CWB

(1) Amounts represent Company's 401(k) matching contribution plus group-term life insurance premium.

(2) Amount represents deferrals plus interest on Ms. Nahra's deferred compensation plan.

(3)  Amount  represents  cash  paid  in  lieu  of  earned  vacation  time.

STOCK  OPTIONS

     In connection with the bank holding company reorganization, the Company adopted the Community West Bancshares 1997 Stock Option Plan (1997 Plan) providing for the issuance of up to 842,014 option shares. At the 2003 Annual Meeting of Shareholders, an additional 450,000 option shares were approved, for an aggregate total of 1,292,014 option shares. As of the Record Date, 426,541 options had been exercised and options for 510,322 shares were outstanding, leaving 355,151 shares available for future grants.

     The following table sets forth certain information regarding stock options granted under the 1997 Plan by the Company to the Named Executive Officers and Other Key Officers during 2005:

                                     OPTION GRANTS IN LAST FISCAL YEAR
-----------------------------------------------------------------------------------------------------------
                                                                              Potential Realizable
                                                                                 Value at Assumed
                                                                              Annual Rates of Stock
                                                                              Price Appreciation for
                             Individual Grants                                    Option Term (2)
-----------------------------------------------------------------------------------------------------------
                        Number of     Percent of
                        Securities   Total Options
                        Underlying    Granted to     Exercise
                         Options     Employees in      Price    Expiration
           Name           Granted    Fiscal Year (1)  ($/share)     Date         5%              10%
-----------------------------------------------------------------------------------------------------------
Charles G. Baltuskonis       -           N/A            N/A         N/A         N/A             N/A
-----------------------------------------------------------------------------------------------------------
Cynthia M. Hooper            -           N/A            N/A         N/A         N/A             N/A
-----------------------------------------------------------------------------------------------------------
Bernard R. Merry             -           N/A            N/A         N/A         N/A             N/A
-----------------------------------------------------------------------------------------------------------
Lynda J. Nahra               -           N/A            N/A         N/A         N/A             N/A
-----------------------------------------------------------------------------------------------------------
William Viani                -           N/A            N/A         N/A         N/A             N/A
-----------------------------------------------------------------------------------------------------------

(1) The Company issued options to purchase 38,500 shares of Common Stock in 2005. The Company issued no stock appreciation rights in 2005.

(2) Potential realizable value assumes that the common stock appreciates at the annual rate shown (compounded annually) from the date of grant until the options expire. These numbers are calculated based on the SEC's requirements and do not represent an estimate by CWBC of future stock price growth.

     The following table sets forth certain information, pursuant to SEC rules, regarding stock options outstanding at December 31, 2005 under the 1997 Plan for the Named Executive Officers and Other Key Officers. There is no assurance that the values of unexercised in-the-money options reflected in this table will be realized.

                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                   FISCAL YEAR-END OPTION VALUES
--------------------------------------------------------------------------------------------------
                                                             Number of
                                                             Securities
                                                             Underlying            Value of
                                                            Unexercised       Unexercised In-the-
                                                         Options at Fiscal     Money Options at
                                                            Year End (#       Fiscal Year End (1)
                        Shares Acquired                     exercisable/        ($exercisable/
          Name             on Exercise    Value Realized    unexercisable)       unexercisable)
--------------------------------------------------------------------------------------------------
Charles G. Baltuskonis                -               -     10,500 / 17,000  $    83,940/ $116,960
--------------------------------------------------------------------------------------------------
Cynthia M. Hooper                     -               -     11,000 /  8,000       91,750/   59,400
--------------------------------------------------------------------------------------------------
Bernard R. Merry                      -               -     19,500 /  4,000      104,818/   21,400
--------------------------------------------------------------------------------------------------
Lynda J. Nahra                        -               -     52,500 / 30,000      404,135/  273,180
--------------------------------------------------------------------------------------------------
William Viani                         -               -     13,000 / 10,000      114,550/   67,000
--------------------------------------------------------------------------------------------------

(1) Based on the closing price on the Nasdaq National Market at $14.10 per share on December 31, 2005.

                       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
                                           (AS OF DECEMBER 31, 2005)
---------------------------------------------------------------------------------------------------------------
                                           Number of
                                        securities to be                             Number of securities
                                          issued upon       Weighted-average    remaining available for future
                                          exercise of       exercise price of        issuance under equity
                                          outstanding          outstanding            compensation plans
                                       options, warrants    options, warrants        (excluding securities
           Plan Category                    and rights          and rights           reflected in column (a)
---------------------------------------------------------------------------------------------------------------
                                              (a)                  (b)                        (c)
---------------------------------------------------------------------------------------------------------------
Plans approved by shareholders - 1997
  Stock Option Plan                          539,162             $ 7.29                     355,151
---------------------------------------------------------------------------------------------------------------
Plans not approved by shareholders -
  None                                          -                  N/A                         -
---------------------------------------------------------------------------------------------------------------
Total                                        539,162                                        355,151
---------------------------------------------------------------------------------------------------------------

EMPLOYMENT  AND  OTHER  COMPENSATION  AGREEMENTS

     Ms. Nahra has an Employment Contract that expires December 31, 2006. For 2005, Ms. Nahra's annual base salary was $175,000 and this was increased to $225,000, effective January 2006. In addition, she has a deferred compensation account maintained at CWB for her benefit, to which 6% of her base salary ($10,500 per annum in 2005 and $13,500, effective January 2006) is credited, along with interest at the then-current CWB six-month certificate of deposit rate. Ms. Nahra is also eligible for an annual bonus at the sole discretion of CWB's Board Personnel / Compensation Committee. For 2005, such bonus amount awarded was $90,000. Ms. Nahra's contract specifies that, in the event of termination without cause, she would continue to receive salary and benefits plus deferred compensation for a period of three months. Also, the contract contains a change of control (as defined) clause whereby, if she is terminated within one year following such event, she would be entitled to six months base salary plus deferred compensation.

     A former Chief Executive Officer and President of the Company is a party to an Executive Salary Continuation Agreement (ESC) with the Company dated January 1, 1994. The purpose of the ESC was to provide an incentive for the former executive's continuing employment with CWB on a long-term basis. The ESC provides the former executive with a salary continuation benefit of $50,000 per year for 15 years after retirement. Normal retirement under the ESC was age 61. The present value of the contractual liability has been recognized in the Company's audited financial statements. Beginning in March 2004, benefit payments under the ESC commenced.

PROFIT  SHARING  AND  401(K)  PLAN

     The Company has established a 401(k) plan for the benefit of its employees. Employees are eligible to participate in the plan after three months of consecutive service. Employees may make contributions to the plan under the plan's 401(k) component and the Company may make contributions under the plan's profit sharing component, subject to certain limitations. The Company's contributions were determined by the Board and amounted to $147,000, $137,000 and $129,000, respectively, in 2005, 2004 and 2003.

STOCK  PERFORMANCE  GRAPH

     The following graph presents the cumulative, five-year total return for the Company's Common Stock compared with the Nasdaq Total Return Index, a broad market index of stocks traded on the Nasdaq National Market, and the SNL Securities Index of banks having under $500 million in total assets, which the Company believes is representative of peer issuers. The graph assumes an initial investment of $100 in each of the Company's Common Stock, the securities underlying the Nasdaq Total Return Index and the securities underlying the SNL Index for Banks on December 31, 2000, and that all dividends were reinvested. This graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                               [GRAPHIC OMITTED]

                                                      PERIOD ENDED
                           --------------------------------------------------------------
INDEX                      12/31/00    12/31/01    12/31/02  12/31/03  12/31/04  12/31/05
-----------------------------------------------------------------------------------------
Community West Bancshares    100.00        154.84    121.03    232.26    351.98    374.17
NASDAQ Composite             100.00         79.18     54.44     82.09     89.59     91.54
SNL <$500M Bank Index        100.00        138.33    177.16    258.59    298.49    316.04

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     Some of the Directors and executive officers of the Company, as well as the companies with which such Directors and executive officers are associated, are customers of and have had banking transactions with CWB in the ordinary course of business. CWB expects to have such ordinary banking transactions with such persons in the future. In the opinion of CWB management, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features. Although CWB does not have any limits on the aggregate amount it would be willing to lend to Directors and officers as a group, loans to individual Directors and officers must comply with CWB's internal lending policies and statutory lending limits.

                             1997 STOCK OPTION PLAN
ELIGIBILITY

     Full-time employees, officers and Board members of the Company and subsidiaries, including CWB, are eligible to receive awards under the 1997 Plan at the discretion of the Board.

     As of December 31, 2005, the 1997 Plan currently has available unissued and authorized grants to Directors of options to purchase up to 155,002 shares of Common Stock.

ADMINISTRATION

     The Board, serving as the "Stock Option Committee", administers the 1997 Plan. The Board has the authority to make all determinations and approvals. Members of the Board receive no additional compensation for their administration of the 1997 Plan.

TERMS  OF  THE  STOCK  OPTIONS

     The 1997 Plan authorizes the issuance to employees of two types of stock-based awards: "Incentive Stock Options", which are intended to satisfy the definition of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (Code), and "Non-Qualified Stock Options", which fall outside the requirements of Section 422. Directors who are not employees of CWBC or its subsidiaries are eligible to receive only Non-Qualified Stock Options, while employees may, subject to the requirements of the Code, receive Incentive Stock Options.

     In general, the option exercise price for each share covered by an option equals the fair market value of the Common Stock on the date of grant. If the recipient owns in excess of 10% of the total combined vesting power of CWBC or any subsidiary, the exercise price of any Incentive Stock Option must be at least 110% of the fair market value on the date of grant.

     The Board has the discretion to determine the vesting schedule of all options under the 1997 Plan, provided that all incentive stock options must vest at least 20% per year over five years from the date of grant.

     Stock Options must be exercised by payment in full of the exercise price, or, with the prior consent of the Board, may be exercised by the delivery of previously owned shares of Common Stock.

     If a plan participant's employment or affiliation as a Director with CWBC or a subsidiary ceases for any reason other than death, disability or for cause, the participant's options expire 90 days after the cessation (or any earlier date when the option's term expires). Vesting ceases at the time the affiliation ceases. If the participant's affiliation is terminated for cause, then the participant's options expire 30 days after termination (or any earlier date when the option's term expires), unless reinstated by the Board. If the participant dies while employed by CWBC, or during the 90-day period referred to above, the participant's estate may exercise any options that had vested on the date of death for a subsequent period of one year. After the disability of a participant, the participant may exercise options that had vested when the disability occurred for a subsequent period of one year.

TERMINATION  OF  STOCK  OPTIONS  AND  THE  1997  PLAN

     The 1997 Plan terminates on January 23, 2007, the tenth anniversary of its adoption. No option granted under the 1997 Plan shall be exercisable for a period greater than ten years from its date of grant.

PROPOSAL  2

        APPROVAL OF THE COMMUNITY WEST BANCSHARES 2006 STOCK OPTION PLAN

GENERAL

     On March 23, 2006, the Company's Board adopted, subject to approval by the Company's shareholders, the Community West Bancshares 2006 Stock Option Plan (2006 Plan). The 2006 Plan provides for the grant of "incentive stock options" as permitted under Section 422 of the Internal Revenue Code of 1986 (Code), as well as for the grant of non-qualified stock options. The 2006 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     The 2006 Plan provides for the issuance of up to 500,000 shares of the Company's Common Stock (Common Stock) to Directors, officers and key employees of the Company and CWB. To date, no new grants of options have been made by the Board under the 2006 Plan. As of March 31, 2006, the market value of the 500,000 shares of Common Stock underlying the options under the 2006 Plan was $7,085,000.

     The Community West Bancshares 1997 Stock Option Plan (1997 Plan) will continue to remain in effect until January 23, 2007. See the previous section "1997 Stock Option Plan" for additional information regarding the 1997 Plan.

     The Board believes it is advisable for the shareholders to approve the adoption of the 2006 Plan to continue to have options available to encourage Directors, officers and key employees to remain with the Company and CWB and to attract new, qualified officers, employees and Directors in today's competitive market. Shareholder approval of the 2006 Plan is also required under the NASD Rules.

PURPOSE

The  purpose  of  the  2006  Plan  is:

     - To strengthen the Company by providing additional means of attracting and retaining competent managerial personnel and by providing to participating Directors, officers and key employees added incentive for high levels of performance and for unusual efforts to increase the earnings of the Company; and

     - To achieve these purposes and accomplish those results by providing a means whereby Directors, officers and key employees may purchase shares of the Common Stock under stock options granted in accordance with the 2006 Plan.

SUMMARY  OF  THE  2006  PLAN

     The following description of the 2006 Plan is intended to highlight and summarize the principal terms of the 2006 Plan, and is qualified in its entirety by the text of the 2006 Plan. The full text of the 2006 Plan is available as Appendix A.

     Plan Term. The 2006 Plan's term will commence effective upon the approval by a majority of the shares of Common Stock represented and voting at the 2006 Annual Meeting. Assuming that the 2006 Plan is approved by the Company's shareholders on May 25, 2006, the term will commence on May 25, 2006 and will terminate on March 23, 2016 (subject to early termination is described herein).

     Administration. The 2006 Plan will be administered by the Board, serving as the "Stock Option Committee", one or more of whom may also be executive officers and therefore may not be deemed to be "independent," as that term is defined in the listing standards of the Nasdaq Stock Market, Inc. Each Director will abstain from approving the grant of any options to himself or herself. Options may be granted only to Directors, officers and key employees of the Company and any subsidiary, including CWB. Subject to the express provisions of the 2006 Plan, the Board is authorized to construe and interpret the 2006 Plan, and make all the determinations necessary or advisable for administration of the 2006 Plan.

     Eligible Participants. The 2006 Plan provides that all Directors, officers and full-time key employees (as such, key employees may be determined by the Board) of the Company and CWB are eligible to receive grants of stock options. The 2006 Plan provides that if options are granted to officers or key employees who own, directly or indirectly, more than 10% of the Company's outstanding shares, and the options are intended to qualify as "incentive stock options," then the minimum option price must be at least 110% of the Common Stock's fair market value on the date of grant, and the term of the option grant may not exceed five years. Subject to the foregoing limitations, the Board is empowered to determine which eligible participants, if any, should receive options, the number of shares subject to each option, and the terms and provisions of the option agreements. As of March 31, 2006, the 7 non-employee Directors, 3 named executive officers and all 139 non-officer employees would all be eligible to participate in the 2006 Plan.

     Shares Subject to the 2006 Plan. 500,000 shares of Common Stock are covered by the 2006 Plan, which constitutes 8.65% of the shares outstanding as of March 31, 2006. Options will be granted at no less than the fair market value of the Common Stock as of the date of grant.

     Incentive and Non-Qualified Stock Options. The 2006 Plan provides for the grant of both incentive stock options and non-qualified options. Incentive stock options are available only to persons who are employees of the Company, and are subject to limitations imposed by applicable sections of the Code, including a $100,000 limit on the aggregate fair market value (determined on the date the options are granted) of shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under the 2006 Plan and all other "incentive stock option" plans of the Company). Any options granted under the 2006 Plan which do not meet the limitations for incentive stock options, or which are otherwise not deemed to be incentive stock options, shall be deemed "non-qualified". Subject to the foregoing and other limitations set forth in the 2006 Plan, the exercise price, permissible time or times of exercise, and the remaining terms pertaining to any option are determined by the Board; however, the per share exercise price under any option may not be less than 100% of the fair market value of the Common Stock on the date of grant of the option.

     Terms and Conditions of Options. Subject to the limitations set forth in the 2006 Plan, options granted thereunder may be exercised in such increments, which need not be equal, and upon such contingencies as the Board may determine. If an optionee does not exercise an increment of an option in any period during which such increment becomes exercisable, the unexercised increment may be exercised at any time prior to expiration of the option unless the respective stock option agreement provides otherwise.

     Subject to earlier termination as may be provided in any optionee's stock option agreement, options granted under the 2006 Plan will expire not later than ten years from the date of grant. Under the terms of the 2006 Plan, the date of grant is deemed to be either: (i) the date fixed by the Board to be the date of grant; or (ii) if no such date is fixed, the date on which the Board made its final determination to grant a stock option.

     The Board has the discretion to determine the vesting schedule of all options under the 2006 Plan, provided that all options must vest at least 20% per year over five years from the date of grant.

     Options granted under the 2006 Plan may not be transferred otherwise than by will or by the laws of descent and distribution, and during his or her lifetime, only the optionee or, in the event of the disability of the optionee, his or her guardian or the conservator of his or her estate may exercise the option.

     Exercise of Options. Subject to the restrictions set forth in the 2006 Plan, an option may be exercised in accordance with the terms of the individual stock option agreement. Stock options must be exercised by payment in full of the exercise price, or, with the prior consent of the Board, may be exercised by the delivery of shares of Common Stock.

     An option may be exercised with respect to whole shares only, although fractional share interests may be accumulated and exercised from time to time as whole shares during the term of the option. Options may only be exercised with respect to a minimum of ten whole shares, unless the option agreement requires that a larger number of shares be exercised at any one time and unless fewer than ten shares remain subject to the option at the time of exercise. Any shares subject to an option which expires or terminates without being exercised become available again for issuance under the 2006 Plan.

     Neither an eligible participant nor an optionee has any rights as a shareholder with respect to the shares of Common Stock covered by any option which may be or has been granted to such person, and which is thereafter exercised, until date of issuance of the stock certificate by the Company to such person.

     Repricing Prohibited. Repricing, or increasing or decreasing the exercise price, of a stock option without shareholder approval, is prohibited.

      Stock Option Agreement. Every grant of an option will be evidenced by a written stock option agreement executed by the Company and the optionee. Subject to the terms and conditions of the 2006 Plan, the stock option agreement will contain the terms and provisions pertaining to each option so granted, such as exercise price, permissible date or dates of exercise, termination date and such other terms and conditions as the Board deems desirable and not inconsistent with the 2006 Plan.

     Termination of Employment or Affiliation. In the event an optionee ceases to be affiliated with the Company or a subsidiary for any reason other than disability, death or termination for cause, the stock options granted to such optionee shall expire at the earlier of the expiration dates specified for the options, or ninety days after the optionee ceases to be so affiliated. During such period after cessation of affiliation, the optionee may exercise the option to the extent that it was exercisable as of the date of such termination, and thereafter the option expires in its entirety.

     If an optionee's stock option agreement so provides, and if an optionee's status as an eligible participant is terminated for cause, the option held by such person will expire thirty days after termination (or any earlier date when the option term expires), although the Board may, in its sole discretion, within thirty days of such termination, reinstate the option. If the option is reinstated, the optionee will be permitted to exercise the option only to the extent, for such time, and upon such terms and conditions as if the optionee's status as an eligible participant had been terminated for a reason other than cause, disability or death, as described above.

     If an optionee dies while employed by the Company, or during the 90-day period referred to above, the optionee's estate may exercise any options that had vested on the date of death for a subsequent period of one year. After the disability of an optionee, the optionee may exercise options that had vested when the disability occurred for a subsequent period of one year.

     The 2006 Plan, and all stock options previously granted under the 2006 Plan, shall terminate upon the dissolution or liquidation of the Company, upon a consolidation, reorganization, or merger as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company. However, all options theretofore granted shall become immediately exercisable in their entirety upon the occurrence of any of the foregoing, and any options not exercised immediately upon the occurrence of any of the foregoing events will terminate, unless provision is made for the assumption or substitution thereof. As a result of this acceleration provisions, even if an outstanding option were not fully vested as to all increments at the time of the event, that option will become fully vested and exercisable.

     Amendment and Termination of the 2006 Plan. The Board may at any time suspend, amend or terminate the 2006 Plan, and may, with the consent of the respective optionee, make such modifications to the terms and conditions of outstanding options as it shall deem advisable. Shareholder approval of the 2006 Plan is required to qualify incentive stock options pursuant to the Code. The Company is also required to obtain shareholder approval of the 2006 Plan under the NASD rules. Certain amendments to the 2006 Plan may also require shareholder approval if such amendment or modification would: (a) materially increase the number of shares of Common Stock which may be issued under the 2006 Plan; (b) materially increase the number of shares of Common Stock which may be issued at any time under the 2006 Plan to all Directors who are not also officers or key employees of the Company; (c) materially modify the requirements as to eligibility for participation in the 2006 Plan; (d) increase or decrease the exercise price of any option granted under the 2006 Plan; (e) increase the maximum term of options provided for in the 2006 Plan; (f) permit options to be granted to any person who is not an eligible participant; or (g) change any provision of the 2006 Plan which would affect the qualification as an incentive stock option under the 2006 Plan. The amendment, suspension or termination of the 2006 Plan will not, without the consent of the optionee, alter or impair any rights or obligations under any outstanding option under the 2006 Plan.

     Adjustments Upon Changes in Capitalization. The total number of shares covered by the 2006 Plan and the price, kind and number of shares subject to outstanding options thereunder, will be appropriately and proportionately adjusted if the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, without consideration to CWBC as provided in the 2006 Plan. Fractional share interests of such adjustments may be accumulated, although no fractional shares of stock will be issued under the 2006 Plan.

NEW  PLAN  BENEFITS

     It is not possible to determine at this time the future awards that will be granted to any eligible participant under the 2006 Plan if it is approved by shareholders. However, the Company granted options under its 1997 Plan to certain key employees during 2005. Option information for the 1997 Plan as of December 31, 2005 and for 2005 is as follows:

--------------------------------------------------------------------------------------------
                            Number of Securities Underlying  Number of Securities Underlying
                              Options Granted During 2005    Unexercised Options at Year End
--------------------------------------------------------------------------------------------
Non-Executive Officer
  Directors                               -                                94,562
--------------------------------------------------------------------------------------------
Named Executive Officers :
--------------------------------------------------------------------------------------------
  Charles G. Baltuskonis                  -                                27,500
--------------------------------------------------------------------------------------------
  Lynda J. Nahra                          -                                82,500
--------------------------------------------------------------------------------------------
  William Viani                           -                                23,000
--------------------------------------------------------------------------------------------
      Sub-total                           -                               133,000
--------------------------------------------------------------------------------------------
Other Employees                        38,500                             311,600
--------------------------------------------------------------------------------------------
    Total                              38,500                             539,162
--------------------------------------------------------------------------------------------

FEDERAL  INCOME  TAX  CONSEQUENCES

     Certain stock options granted under the 2006 Plan are intended to be "incentive stock options" as defined in Section 422 of the Code. No income will be recognized by the optionee, and no deduction will be allowed to CWBC, by reason of the grant or exercise of an incentive stock option. However, the excess of the fair market value of the shares at the time of exercise over the option exercise price will be treated as a preference item for purposes of the alternative minimum tax. If the optionee does not dispose of the shares of the Common Stock received upon exercise of an incentive stock option by payment in cash within two years from the date of the grant of the option or within one year after the transfer of the shares to the optionee, any gain realized by the optionee upon such disposition of the shares will be long-term capital gain. No deduction will be available to CWBC upon such disposition by the optionee. However, if the optionee disposes of such shares within the two year period from the date of the grant of the option or within the one year period from the transfer of the shares, gain realized by the optionee upon such disposition will be ordinary income to the extent that the value of the shares received at the date of exercise of the option exceeds the price paid for such shares by the optionee. Such ordinary income will be recognized by the optionee for the tax year in which the optionee disposes of the shares, and CWBC will be entitled to a deduction in an amount equal to the ordinary income recognized by the optionee for the tax year of CWBC in which the optionee recognizes such ordinary income, provided that applicable income tax withholding requirements are satisfied.
Gain realized in excess of such ordinary income will be capital gain. Such capital gain will be long-term or short-term depending upon whether the shares are held for more than 12 months prior to the date of disposition. If the optionee disposes of the shares within either the two-year period from the date of grant of the option, or within one year after the transfer of the shares, any ordinary income recognized by the optionee will not exceed the gain realized on such disposition by the optionee. If the optionee disposes of shares of Common Stock received upon exercise of an option at a loss, such loss will be a capital loss, long-term or short-term depending upon whether the shares are held for more than one year prior to the date of disposition.

     The optionee's basis in shares of Common Stock acquired upon the exercise of an incentive stock option by the transfer to CWBC of its Common Stock already owned by the optionee is determined by substituting the optionee's basis in the shares of Common Stock transferred to CWBC to exercise the option to an equivalent number of shares of its Common Stock acquired upon the exercise of the option (Substituted Common Stock). The basis of the remainder, if any, of the shares of Common Stock received upon exercise of the option (Non-Substituted Common Stock) will be zero. The Substituted Common Stock will have a holding period which, for purposes of computing whether capital gain or loss is long or short term, includes the holding period of the shares of previously owned Common Stock. The Non-Substituted Common Stock will have a holding period which begins on the date such shares are received. If the optionee does not dispose of the shares of the Common Stock received upon exercise of an incentive stock option within two years from the date of the grant of the option or within one year after the transfer of the shares to the optionee, any gain realized by the optionee upon the disposition of the shares will be long-term capital gain. No deduction will be available to CWBC upon such disposition by the optionee. However, if the optionee disposes of such shares within the two-year period from the date of the grant of the option or within the one-year period from the transfer of the shares, the optionee will be treated as disposing of the shares having the lowest basis. Any gain realized by the optionee upon such disposition will be ordinary income to the extent that the value of the shares received at the date of exercise of the option exceeds the amount paid for such shares. The amount paid for Substituted Common Stock will be its fair market value on the date of exercise. The amount paid for Non-Substituted Common Stock will be its basis. Such ordinary income will be recognized by the optionee for the tax year in which the optionee disposes of the shares and CWBC will be entitled to a deduction in an amount equal to the ordinary income recognized by the optionee for the tax year of CWBC in which the optionee recognizes such ordinary income, provided that applicable income tax withholding requirements are satisfied. Gain realized in excess of such ordinary income will be capital gain. Such capital gain will be long-term or short-term depending upon whether the shares disposed of were held for more than 12 months prior to the date of disposition taking into account the substituted holding period of any Substituted Common Stock. If the optionee disposes of the shares within either the two-year period from the date of grant of the option, or within one year after the transfer of the shares, any ordinary income recognized by the optionee will not exceed the gain realized on such disposition by the optionee. If the optionee disposes of shares of Common Stock received upon exercise of an option at a loss, such loss will be a capital loss, long-term or short-term depending upon whether the shares are held for more than one year prior to the date of disposition, taking into account the substituted holding period of any Substituted Common Stock.

     The aggregate fair market value (determined at the time the options are granted) of the stock with respect to which incentive stock options are exercisable by an individual for the first time in any calendar year may not exceed $100,000. The 2006 Plan provides that outstanding options may become fully vested and exercisable in the event of a merger or consolidation of CWBC as a result of which CWBC is not the surviving corporation or upon the sale of all or substantially all of the property of CWBC, unless the 2006 Plan is continued and the outstanding options are neither assumed nor replaced with new options. If, as a result of this provision of the 2006 Plan, the amount of options granted after 1986 which become exercisable by an optionee for the first time in any year exceeds the $100,000 limit, the amount of options exceeding the $100,000 limit will not be treated as incentive stock options.

     If options cease to be treated as incentive stock options, such options will be treated as non-qualified stock options. If such options, or any stock options originally intended to be non-qualified stock options, are exercised, the excess of the fair market value of the acquired shares at the time of exercise over the option exercise price will be treated as ordinary income to the optionee in the year of exercise.

     Upon exercise of a stock option other than an incentive stock option by a cash payment, the optionee's basis in the shares of Common Stock received will be the sum of the option exercise price and the amount of ordinary income recognized by the optionee from the exercise of the stock option. The optionee's holding period in the shares of Common Stock received will begin on the date received. Upon exercise of such a stock option by transfer of shares of Common Stock already owned by the optionee, under Internal Revenue Service Ruling 80-244, the optionee will be deemed to have received an equivalent number of shares of Common Stock in a non-taxable exchange (Substituted Common Stock) and the remainder, if any, of the shares of Common Stock will be deemed to have been received in a taxable transaction (Non-Substituted Common Stock). The optionee's basis in the Substituted Common Stock will be the same as his basis in the previously owned shares, and his holding period will include the holding period of the previously owned shares. The optionee's basis in the Non-Substituted Common Stock will be the same as the amount of ordinary income recognized by the optionee. The Non-Substituted Common Stock will have a holding period which begins on the date when it is received.

     On the disposition of shares of Common Stock received upon exercise of a stock option other than an incentive stock option, the difference between the amount realized and the optionee's basis in the shares will be a long-term or short-term capital gain (or loss) depending on whether the optionee's holding period for the shares is more than 12 months prior to their disposition.

     CWBC will be entitled to claim a deduction at the same time and in the same amount as income is recognized by the optionee exercising a stock option other than an incentive stock option. No income will be recognized by the optionee, and no deduction (in the year of the grant) shall be allowable to CWBC, by reason of the grant of non-qualified stock options.

CERTAIN  INFORMATION  CONCERNING  ALL  OPTIONS

     In addition to the foregoing, federal tax law provides for an excise tax of 20% and the disallowance of a deduction to a corporation for compensation to its employees, officers, shareholders and others that results in an "excess parachute payment" within the meaning of Code Section 280G(b). If such a person is granted an incentive stock option and there is a change of control, the incentive stock option may be considered in the determination of whether an excess parachute payment has been made.

     Long-term capital gains and losses are derived from the sales and exchanges of capital assets held for more than twelve months. Under The Jobs and Growth Tax Relief Reconciliation Act of 2003, for taxable years beginning before January 1, 2009, generally the maximum rate of tax on net capital gain of a non-corporate taxpayer is 15 %. In addition, any net capital gain which otherwise would have been taxed at a 10% or 15% rate generally is taxed at a 5% rate (zero for taxable years beginning after 2007). For taxable years beginning after December 31, 2008, generally the rates on net capital gain are scheduled to revert to 20% and 10%, respectively. Any gain from the sale or exchange of property held more than five years that would otherwise be taxed at the 10% rate is taxed at an 8% rate. Any gain from the sale or exchange of property held more than five years and the holding period for which began after December 31, 2000, which would otherwise be taxed at a 20% rate will be taxed at an 18% rate. If the capital asset was held for less than twelve months, any resulting gain will be taxed at ordinary income rates.

     The specific state tax consequences to each optionee under the 2006 Plan may vary, depending upon the laws of the various states and the individual circumstances of each optionee. It is suggested that each optionee consult his or her personal tax advisor regarding both the federal and state tax consequences of the grant and exercise of options.

VOTE  REQUIRED

     The 2006 Plan will become effective upon approval by a majority of the shares of Common Stock represented and voting at the 2006 Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE COMMUNITY WEST BANCSHARES 2006 STOCK OPTION PLAN.

                              INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended December 31, 2005 were Ernst & Young LLP (Ernst). The Company has engaged Ernst as independent auditors for the fiscal year ending December 31, 2006. Representatives of Ernst will be invited to attend the Meeting. The Company will afford the representatives an opportunity to make a statement, should they desire to do so, and expect that the representatives will be available to respond to appropriate questions.

AUDIT  FEES

     During the years ended December 31, 2005 and 2004, the aggregate fees billed by Ernst for the audit of the Company's consolidated financial statements for such fiscal year and for the review of the Company's interim financial statements were $170,100 and $150,525, respectively. (1)

AUDIT-RELATED  FEES

     During the years ended December 31, 2005 and 2004, there were no fees billed by Ernst for other audit-related services.

TAX  FEES

     During the years ended December 31, 2005 and 2004, the aggregate fees billed by Ernst for professional services related to recurring state and federal tax preparation, compliance and consulting were $24,400 and $32,100, respectively. During the year ended December 31, 2005, the aggregate fees billed by Ernst for other state and federal tax compliance were $22,555.

OTHER  FEES

     During the years ended December 31, 2005 and 2004, there were no fees billed by Ernst for information technology consulting services.

     The Audit Committee of the Company reviewed and discussed with Ernst whether the rendering of the non-audit services provided by them to the Company during fiscal 2005 was compatible with their independence. The Audit Committee pre-approves all audit and permissible non-audit services to be provided by Ernst and the estimated fees for these services.

(1) Includes fees related to the fiscal year audit and interim reviews, notwithstanding when the fees were billed or when the services rendered. Expenses included were billed from January through December of the fiscal year, not withstanding when the expenses were incurred.

                           2007 SHAREHOLDER PROPOSALS

     Shareholder proposals to be considered for inclusion in the Proxy Statement for the Company's 2007 Annual Meeting of Shareholders (2007 Meeting) must be received by the Company at its offices at 445 Pine Avenue, Goleta, California 93117, no later than December 8, 2006. The proposals must also satisfy the conditions and procedures prescribed by the Securities and Exchange Commission
(SEC) in Rule 14a-8 for such proposals to be included in the Company's Proxy Statement for the 2007 Meeting, and must be limited to 500 words. To be included in the Proxy Statement, the shareholder must be a holder of record or beneficial owner of at least $2,000 in market value or 1% of the Company's securities entitled to be voted on the proposal, and have held the shares for at least one year and will continue to hold the shares through the date of the 2007 Meeting. Either the proposer, or a representative qualified under California law to present the proposal on the proposer's behalf, must attend the meeting to present the proposal. Shareholders may not submit more than one proposal.

     Shareholders wanting to recommend names of individuals for possible nomination to the Board may do so according to the following procedures:

          1. Contact the Corporate Secretary to obtain the Board membership criteria.

          2. Make typewritten submission to the Corporate Secretary naming the proposed candidate and specifically noting how the candidate meets the criteria as set forth by the Board.

          3. Submission must be received 120 days prior to the expected mailing date of the Proxy Statement.

          4. Submitter must prove they are a shareholder of the Company and have held those shares for at least one year at the time of submission.

          5. If the Submittee is aware of the submission, he or she must sign a statement indicating such.

          6. If the Submittee is not aware of the submission, the Submitter must explain why.

     The  written  submission  must  be  mailed  to:

          Corporate  Secretary
          Community  West  Bancshares
          445  Pine  Avenue
          Goleta,  CA  93117-3474

     The SEC has in effect a rule governing a company's ability to use discretionary proxy authority with respect to shareholder proposals that were not submitted by the shareholders in time to be included in the Proxy Statement (i.e., outside the processes of Rule 14a-8 as described herein under the heading "2007 Shareholder Proposals"). As a result, in the event a shareholder proposal is not submitted to the Company prior to February 27, 2007, the proxies solicited by the Board for the 2007 Annual Meeting will confer authority on the Proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2007 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

     The Company's Board knows of no business that will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Meeting, you are urged to return your proxy card promptly. If you are then present at the Meeting and wish to vote your shares in person, your original Proxy may be revoked by voting at the Meeting. However, if you are a shareholder whose shares are not registered in your own name, you will need the Proxy card obtained from your recordholder to vote personally at the Meeting.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder), Directors and persons who own more than ten percent of the Common Stock to file reports of stock ownership and changes in stock ownership with the SEC. The officers, Directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of all reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the last year its officers, Directors and greater than ten percent beneficial owners complied with all filing requirements.

                            By Order of the Board of Directors,
                            COMMUNITY WEST BANCSHARES

                            William R. Peeples,
                            Chairman of the Board

Dated: April 7, 2006
Goleta, California

                                   APPENDIX A
                            COMMUNITY WEST BANCSHARES
                             2006 STOCK OPTION PLAN
               Adopted by the Board of Directors on March 23, 2006

     1.     Purpose
            -------

     The purpose of the Community West Bancshares 2006 Stock Option Plan ("2006 Plan") is to strengthen Community West Bancshares ("Company") and those banks and corporations which are or hereafter become subsidiary corporations ("Subsidiary" or "Subsidiaries") by providing additional means of attracting and retaining competent managerial personnel and by providing to participating
Directors, officers and key employees added incentive for high levels of performance and for unusual efforts to increase the earnings of the Company and any Subsidiaries. The 2006 Plan seeks to accomplish these purposes and achieve these results by providing a means whereby such Directors, officers and key employees may purchase shares of the Common Stock of the Company pursuant to Stock Options granted in accordance with this Plan.

     Stock Options granted pursuant to this Plan are intended to be Incentive Stock Options or Non-Qualified Stock Options, as shall be determined and designated by the Stock Option Committee upon the grant of each Stock Option hereunder.

     2.     Definitions
            -----------

     For the purposes of this Plan, the following terms shall have the following meanings:

          (a)     "Affiliation"  or  "affiliated."  For purposes of Sections 10,
                   -----------        ----------
     11, 12, 13 and 14 hereof, these terms shall mean service as a Director of the Company or any Subsidiary.

          (b)     "Common  Stock."  This term shall mean shares of the Company's
                   -------------
     common stock, no par value, subject to adjustment pursuant to Section 15 (Adjustment Upon Changes in Capitalization) hereunder.

          (c)     "Company."  This  term shall mean Community West Bancshares, a
                   -------
     California  corporation.

          (d)     "Eligible  Participants."  This  term  shall  mean:  (i)  all
                   ----------------------
     Directors of the Company or any Subsidiary; (ii) all officers (whether or not they are also Directors) of the Company or any Subsidiary; and (iii) all key employees (as such persons may be determined by the Stock Option Committee from time to time) of the Company or any Subsidiary, provided that such officers and key employees have a customary work week of at least forty hours in the employ of the Company or a Subsidiary.

          (e)     "Fair  Market  Value."  This  term  shall mean the fair market
                   -------------------
     value of the Common Stock as determined in accordance with any reasonable valuation method selected by the Stock Option Committee, including the valuation methods described in Treasury Regulations Section 20.2031-2.

          (f)     "Incentive Stock Option."  This term shall mean a Stock Option
                   ----------------------
     which is an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

          (g)     "Non-Qualified  Stock  Option."  This  term shall mean a Stock
                   ----------------------------
     Option  which  is  not  an  Incentive  Stock  Option.

          (h)     "Option Shares."  This term shall mean Common Stock covered by
                   -------------
     and subject to any outstanding unexercised Stock Option granted pursuant to this Plan.

          (i)     "Optionee."  This  term shall mean any Eligible Participant to
                   --------
     whom a Stock Option has been granted pursuant to this Plan, provided that at least part of the Stock Option is outstanding and unexercised.

          (j)     "Plan."  This  term  shall  mean the Community West Bancshares
                   ----
     2006 Stock Option Plan as embodied herein and as may be amended from time to time in accordance with the terms hereof and applicable law.

          (k)     "Stock  Option."  This term shall mean the right to purchase a
                   -------------
     specified number of shares of Common Stock under this Plan, at a price and upon the terms and conditions determined by the Stock Option Committee.

          (l)     "Stock  Option  Committee."  The  Board  of  Directors  of the
                   ------------------------
     Company may select and designate a Stock Option Committee consisting of three or more Directors of the Company, having full authority to act in the matter. Regardless of whether a Stock Option Committee is selected, the Board of Directors of the Company may act as the Stock Option Committee and any action taken by said Board as such shall be deemed to be action taken by the Stock Option Committee. All references in the Plan to the "Stock Option Committee" shall be deemed to refer to the Board of Directors of the Company acting as the Stock Option Committee and to a duly appointed Stock Option Committee, if there be one. In the event of any conflict between action taken by the Board acting as a Stock Option Committee and action taken by a duly appointed Stock Option Committee, the action taken by the Board shall be controlling and the action taken by the duly appointed Stock Option Committee shall be disregarded.

          (m)     "Subsidiary."  This  term  shall  mean  each  "subsidiary
                   ----------
     corporation" (treating the Company as the employer corporation) as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended.

     3.     Administration

          (a)     Stock  Option  Committee.  This  Plan shall be administered by
                  ------------------------
     the Stock Option Committee. The Board of Directors of the Company shall have the right, in its sole and absolute discretion, to remove or replace any person from or on the Stock Option Committee at any time for any reason whatsoever.

          (b)     Administration  of  the  Plan.  Any action of the Stock Option
                  -----------------------------
     Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote, or pursuant to the unanimous written consent, of its members. Any such action taken by the Stock Option Committee in the administration of this Plan shall be valid and binding, so long as the same is not inconsistent with the terms and conditions of this Plan. Subject to compliance with the terms, conditions and restrictions set forth in this Plan, the Stock Option Committee shall have the exclusive right, in its sole and absolute discretion, to establish the terms and conditions of all Stock Options granted under the Plan, including, without meaning any limitation, the power to: (i) establish the number of Stock Options, if any, to be granted hereunder, in the aggregate and with regard to each Eligible Participant; (ii) determine the time or times when such Stock Options, or parts thereof, may be exercised; (iii) determine and designate which Stock Options granted under the Plan shall be Incentive Stock Options and which shall be Non-Qualified Stock Options; (iv) determine the Eligible Participants, if any, to whom Stock Options are granted; (v) determine the duration and purposes, if any, of leaves of absence which may be permitted to holders of unexercised, unexpired Stock Options without such constituting a termination of employment under the Plan; and (vi) prescribe and amend the terms, provisions and form of each instrument and agreement setting forth the terms and conditions of every Stock Option granted hereunder.

          (c)     Decisions  and  Determinations.  Subject  to  the  express
                  ------------------------------
     provisions of the Plan, the Stock Option Committee shall have the authority to construe and interpret this Plan, to define the terms used herein, to prescribe, amend, and rescind rules and regulations relating to the administration of the Plan, and to make all other determinations necessary or advisable for administration of the Plan. Determinations of the Stock Option Committee on matters referred to in this Section 3 shall be final and conclusive so long as the same are not inconsistent with the terms of this Plan.

     4.     Shares  Subject  to  the  Plan
            ------------------------------

     Subject to adjustments as provided in Section 15 hereof, the maximum number of shares of Common Stock which may be issued upon exercise of all Stock Options granted under this Plan is limited to Five Hundred Thousand (500,000) in the aggregate. If any Stock Option shall be canceled, surrendered or expire for any reason without having been exercised in full, the unpurchased Option Shares represented thereby shall again be available for grants of Stock Options under this Plan.

     5.     Eligibility
            -----------

     Only Eligible Participants shall be eligible to receive grants of Stock Options under this Plan.

     6.     Grants  of  Stock  Options

          (a)     Grant.  Subject  to  the  express  provisions of the Plan, the
                  -----
     Stock Option Committee, in its sole and absolute discretion, may grant Stock Options to Eligible Participants for a number of Option Shares, at the price(s) and time(s), and on the terms and conditions as it deems advisable and specifies in the respective grants; provided, however, that such grants shall vest at least at the rate of twenty percent (20%) annually over five (5) years from the date of grant. The terms upon which and the times at which, or the periods within which, the Option Shares subject to such Stock Options may become acquired or such Stock Options may be acquired and exercised shall be as set forth in the Plan and the related Stock Option Agreements. Subject to the limitations and restrictions set forth in the Plan, an Eligible Participant who has been granted a Stock Option may, if otherwise eligible, be granted additional Stock Options if the Stock Option Committee shall so determine. The Stock Option Committee shall designate in each grant of a Stock Option whether the Stock Option is an Incentive Stock Option or a Non-Qualified Stock Option.

          (b)     Date  of  Grant  and Rights of Optionee.  The determination of
                  ---------------------------------------
     the Stock Option Committee to grant a Stock Option shall not in any way constitute or be deemed to constitute an obligation of the Company, or a right of the Eligible Participant who is the proposed subject of the grant, and shall not constitute or be deemed to constitute the grant of a Stock Option hereunder unless and until both the Company and the Eligible
     Participant have executed and delivered to the other a Stock Option Agreement in the form then required by the Stock Option Committee as evidencing the grant of the Stock Option, together with such other instrument or instruments as may be required by the Stock Option Committee pursuant to this Plan; provided, however, that the Stock Option Committee may fix the date of grant as any date on or after the date of its final determination to grant the Stock Option (or if no such date is fixed, then the date of grant shall be the date on which the determination was finally made by the Stock Option Committee to grant the Stock Option), and such date shall be set forth in the Stock Option Agreement. The date of grant as so determined shall be deemed the date of grant of the Stock Option for purposes of this Plan.

          (c)     Shareholder-Employees.  A Stock Option granted hereunder to an
                  ---------------------
     Eligible Participant who is also an officer or key employee of the Company or any Subsidiary, who owns, directly or indirectly, at the date of the grant of the Stock Option, more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or a Subsidiary (if permitted in accordance with the provisions of Section 5 herein) shall not qualify as an Incentive Stock Option unless: (i) the purchase price of the Option Shares subject to said Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of the Option Shares, determined as of the date said Stock Option is granted; and (ii) the Stock Option by its terms is not exercisable after five (5) years from the date that it is granted. The attribution rules of Section 424(d) of the Internal Revenue Code of 1986, as amended, shall apply in the determination of indirect ownership of stock.

          (d)     Maximum  Value  of Stock Options.  No grant of Incentive Stock
                  --------------------------------
     Options hereunder may be made when the aggregate Fair Market Value of Option Shares with respect to which Incentive Stock Options (pursuant to this Plan or any other Incentive Stock Option Plan of the Company or any Subsidiary) are exercisable for the first time by the Eligible Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000).

          (e)     Substituted  Stock  Options.  If all of the outstanding shares
                  ---------------------------
     of common stock of another corporation are changed into or exchanged solely for the Common Stock in a transaction to which Section 424(a) of the Internal Revenue Code of 1986, as amended, applies, then, subject to the approval of the Board of Directors of the Company, Stock Options under the Plan may be substituted ("Substituted Options") in exchange for valid, unexercised and unexpired stock options of such other corporation.
     Substituted Options shall qualify as Incentive Stock Options under the Plan, provided that (and to the extent) the stock options exchanged for the Substituted Options were Incentive Stock Options within the meaning of
     Section  422  of  the  Internal  Revenue  Code  of  1986,  as  amended.

          (f)     Non-Qualified  Stock  Options.  Stock  Options and Substituted
                  -----------------------------
     Options granted by the Stock Option Committee shall be deemed Non-Qualified Stock Options under this Plan if they: (i) are designated at the time of grant as Incentive Stock Options but do not so qualify under the provisions of Section 422 of the Code or any regulations or rulings issued by the Internal Revenue Service for any reason; (ii) are not granted in accordance with the provisions of Section 6(c); (iii) are in excess of the fair market value limitations set forth in Section 6(d); (iv) are granted to an Eligible Participant who is not an officer or key employee of the Company or any Subsidiary; or (v) are designated at the time of grant as Non-Qualified Stock Options. Non-Qualified Stock Options granted or substituted hereunder shall be so designated in the Stock Option Agreement entered into between the Company and the Optionee.

     7.     Stock  Option  Exercise  Price
            ------------------------------

          (a)     Minimum  Price.  The exercise price of any Option Shares shall
                  --------------
     be determined by the Stock Option Committee, in its sole and absolute discretion, upon the grant of a Stock Option. Except as provided elsewhere herein, said exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock represented by the Option Shares on the date of grant of the related Stock Option.

          (b)     Substituted  Options.  The exercise price of the Option Shares
                  --------------------
     subject to each Substituted Option may be fixed at a price less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time such Substituted Option is granted if said exercise price has been computed to be not less than the exercise price set forth in the stock option of the other corporation for which it was exchanged immediately before substitution, with appropriate adjustment to reflect the exchange ratio of the shares of stock of the other corporation into the shares of Common Stock.

          (c)     Ten  Percent  Shareholder-Employees.  Notwithstanding  the
                  -----------------------------------
     provisions of Section 7(a) or Section 7(b), the exercise price of any Option Shares granted hereunder to an Eligible Participant who is an officer or key employee of the Company or any Subsidiary, and owns, directly or indirectly, at the date of the grant of the Stock Option, more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or a Subsidiary (if permitted in accordance with the provisions of Section 5 herein), that is intended to qualify as an Incentive Stock Option shall be at least one hundred ten percent (110%) of the Fair Market Value of the Option Shares, determined as of the date said Stock Option is granted.

     8.     Exercise  of  Stock  Options
            ----------------------------

          (a)     Exercise.  Except as otherwise provided elsewhere herein, each
                  --------
     Stock Option shall be exercisable in such increments, which need not be equal, and upon such contingencies as the Stock Option Committee shall determine at the time of grant of the Stock Option; provided, however, that if an Optionee shall not in any given period exercise any part of a Stock Option which has become exercisable during that period, the Optionee's right to exercise such part of the Stock Option shall continue until expiration of the Stock Option or any part thereof as may be provided in the related Stock Option Agreement. No Stock Option or part thereof shall be exercisable except with respect to whole shares of Common Stock, and fractional share interests shall be disregarded except that they may be accumulated.

          (b)     Prior  Outstanding  Incentive  Stock Options.  Incentive Stock
                  --------------------------------------------
     Options granted (or substituted) to an Optionee under the Plan may be exercisable while such Optionee has outstanding and unexercised any Incentive Stock Option previously granted (or substituted) to him or her pursuant to this Plan or any other Incentive Stock Option Plan of the Company or any Subsidiary. An Incentive Stock Option shall be treated as outstanding until it is exercised in full or expires by reason of lapse of time.

          (c)     Notice  and Payment.  Stock Options granted hereunder shall be
                  -------------------
     exercised by written notice delivered to the Company specifying the number of Option Shares with respect to which the Stock Option is being exercised, together with concurrent payment in full of the exercise price as hereinafter provided. If the Stock Option is being exercised by any person or persons other than the Optionee, said notice shall be accompanied by proof, satisfactory to the counsel for the Company, of the right of such person or persons to exercise the Stock Option. The Company's receipt of a notice of exercise without concurrent receipt of the full amount of the exercise price shall not be deemed an exercise of a Stock Option by an Optionee, and the Company shall have no obligation to an Optionee for any Option Shares unless and until full payment of the exercise price is received by the Company and all of the terms and provisions of the Plan and the related Stock Option agreement have been fully complied with.

          (d)     Payment  of  Exercise Price.  The exercise price of any Option
                  ---------------------------
     Shares purchased upon the proper exercise of a Stock Option shall be paid in full at the time of each exercise of a Stock Option in cash (or bank, cashier's or certified check) and/or, with the prior written approval of the Stock Option Committee at or before the time of exercise, in Common Stock of the Company which, when added to the cash payment, if any, which has an aggregate Fair Market Value equal to the full amount of the exercise price of the Stock Option, or part thereof, then being exercised. Payment by an Optionee as provided herein shall be made in full concurrently with the Optionee's notification to the Company of his intention to exercise all or part of a Stock Option. If all or any part of a payment is made in shares of Common Stock as heretofore provided, such payment shall be deemed to have been made only upon receipt by the Company of all required share certificates, and all stock powers and all other required transfer documents necessary to transfer the shares of Common Stock to the Company.

          (e)     Minimum Exercise.  Not less than ten (10) Option Shares may be
                  ----------------
     purchased at any one time upon exercise of a Stock Option unless the number of shares purchased is the total number which remains to be purchased under the Stock Option.

          (f)     Compliance  With  Law.  No  shares  of  Common  Stock shall be
                  ---------------------
     issued upon exercise of any Stock Option, and an Optionee shall have no right or claim to such shares, unless and until: (i) payment in full as provided hereinabove has been received by the Company; (ii) in the opinion of the counsel for the Company, all applicable requirements of law and of regulatory bodies having jurisdiction over such issuance and delivery have been fully complied with; and (iii) if required by federal or state law or regulation, the Optionee shall have paid to the Company the amount, if any, required to be withheld on the amount deemed to be compensation to the Optionee as a result of the exercise of his or her Stock Option, or made other arrangements satisfactory to the Company, in its sole discretion, to satisfy applicable income tax withholding requirements.

          (g)     Acceleration  Upon  Reorganization.  Notwithstanding  any
                  ----------------------------------
     provision in any Stock Option Agreement pertaining to the time of exercise of a Stock Option, or part thereof, or any other provision of this Plan, upon adoption by the requisite holders of the outstanding shares of Common Stock of any plan of dissolution, liquidation, reorganization, merger, consolidation or sale of all or substantially all of the assets of the Company to another corporation which would, upon consummation, result in termination of a Stock Option in accordance with Section 16 hereof, all Stock Options previously granted shall become immediately exercisable, whether or not vested under the Plan or Stock Option Agreement, as to all unexercised Option Shares for such period of time as may be determined by the Stock Option Committee, but in any event not less than thirty (30) days, on the condition that the terminating event described in Section 16 hereof is consummated. If such terminating event is not consummated or if the surviving entity (successor entity) assumes such obligation or gives appropriate substitution thereof, Stock Options granted pursuant to the Plan shall be exercisable in accordance with the terms of their respective Stock Option Agreements.

     9.     Nontransferability  of  Stock  Options
            --------------------------------------

     Each Stock Option shall, by its terms, be non- transferable by the Optionee other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

     10.     Continuation  of  Affiliation
             -----------------------------

     Nothing contained in this Plan (or in any Stock Option Agreement) shall obligate the Company or any Subsidiary to employ or continue to employ or remain affiliated with any Optionee or any Eligible Participant for any period of time or interfere in any way with the right of the Company or a Subsidiary to reduce or increase the Optionee's or Eligible Participant's compensation.

     11.     Cessation  of  Affiliation
             --------------------------

     Except as provided in Section 12 hereof, if, for any reason other than disability or death, an Optionee ceases to be employed by or affiliated with the Company or a Subsidiary, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their grant, or ninety (90) days after the Optionee ceases to be so affiliated, whichever is earlier. During such period after cessation of affiliation, such Stock Options shall be exercisable only as to those increments, if any, which had become exercisable as of the date on which such Optionee ceased to be affiliated with the Company or the Subsidiary, and any Stock Options or increments which had not become exercisable as of such date shall expire automatically on such date.

     12.     Termination  for  Cause
             -----------------------

     If the Stock Option Agreement so provides and if an Optionee's employment by or affiliation with the Company or a Subsidiary is terminated for cause, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their grant, or thirty (30) days after termination for cause, whichever is earlier; provided, however, that the Stock Option Committee may, in its sole discretion, within thirty (30) days of such termination, reinstate such Stock Options by giving written notice of such reinstatement to the Optionee. In the event of such reinstatement, the Optionee may exercise the Stock Options only to such extent, for such time, and upon such terms and conditions as if the Optionee had ceased to be employed by or affiliated with the Company or a Subsidiary upon the date of such termination for a reason other than cause, disability or death. Termination for cause shall include, but shall not be limited to, termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith and, in any event, the determination of the Stock Option Committee with respect thereto shall be final and conclusive.

     13.     Death  of  Optionee
             -------------------

     If an Optionee dies while employed by or affiliated with the Company or a Subsidiary, or during the ninety-day period referred to in Section 11 hereof, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their grant, or one (1) year after the date of such death, whichever is earlier. After such death, but before such expiration, subject to the terms and provisions of the Plan and the related Stock Option Agreements, the person or persons to whom such Optionee's rights under the Stock Options shall have passed by will or by the applicable laws of descent and distribution, or the executor or administrator of the Optionee's estate, shall have the right to exercise such Stock Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee died.

     14.     Disability  of  Optionee
             ------------------------

     If an Optionee is disabled while employed by or affiliated with the Company or a Subsidiary or during the ninety (90) day period referred to in Section 11 hereof, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their grant, or one (1) year after the date such disability occurred, whichever is earlier. After such disability occurs, but before such expiration, the Optionee or the guardian or conservator of the Optionee's estate, as duly appointed by a court of competent jurisdiction, shall have the right to exercise such Stock Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee became disabled or ceased to be employed by or affiliated with the Company or a Subsidiary as a result of the disability. An Optionee shall be deemed to be "disabled" if it shall appear to the Stock Option Committee, upon written certification delivered to the Company of a qualified licensed physician, that the Optionee has become permanently and totally unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in the Optionee's death, or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     15.     Adjustment  Upon  Changes  in  Capitalization
             ---------------------------------------------

     If the outstanding shares of Common Stock of the Company are increased, decreased or changed into or exchanged for a different number or kind of shares or securities of the Company, through a reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, without consideration to the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options may be granted. A corresponding adjustment changing the number or kind of Option Shares and the exercise prices per share allocated to unexercised Stock Options, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Such adjustments shall be made without change in the total price applicable to the unexercised portion of the Stock Option, but with a corresponding adjustment in the price for each Option Share subject to the Stock Option. Adjustments under this Section shall be made by the Stock Option Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of such adjustments, and fractional share interests shall be disregarded, except that they may be accumulated.

     16.     Terminating  Events
             -------------------

     Upon consummation of a plan of dissolution or liquidation of the Company, or upon consummation of a plan of reorganization, merger or consolidation of the Company with one or more corporations, as a result of which the Company is not the surviving entity, or upon the sale of all or substantially all the assets of the Company to another corporation, the Plan shall automatically terminate and all Stock Options theretofore granted shall be terminated, unless provision is made in connection with such transaction for assumption of Stock Options theretofore granted (in which case such Stock Options shall be converted into Stock Options for a like number and kind for shares of the surviving entity), or substitution for such Stock Options with new stock options covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof, solely at the discretion of such successor corporation, or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices.

     17.     Amendment  and  Termination
             ---------------------------

     The Board of Directors of the Company may at any time and from time to time suspend, amend, or terminate the Plan and may, with the consent of an Optionee, make such modifications of the terms and conditions of that Optionee's Stock Option as it shall deem advisable; provided that, except as permitted under the provisions of Section 15 hereof, no amendment or modification may be adopted without the Company having first obtained the approval of the holders of a majority of the Company's outstanding shares of Common Stock present, or represented, and entitled to vote at a duly held meeting of shareholders of the Company, or by written consent, if the amendment or modification would:

          (a) materially increase the number of securities which may be issued under the Plan;

          (b) materially modify the requirements as to eligibility for participation in the Plan;

          (c) increase or decrease the exercise price of any Stock Option granted under the Plan;

          (d) increase the maximum term of Stock Options provided for herein;

          (e) permit Stock Options to be granted to any person who is not an Eligible Participant; or

          (f) change any provision of the Plan which would affect the qualification as an Incentive Stock Option under the internal revenue laws then applicable of any Stock Option granted as an Incentive Stock Option under the Plan.

     No Stock Option may be granted during any suspension of the Plan or after termination of the Plan. Amendment, suspension, or termination of the Plan shall not (except as otherwise provided in Section 15 hereof), without the consent of the Optionee, alter or impair any rights or obligations under any Stock Option theretofore granted.


     18.     Rights  of  Eligible  Participants  and  Optionees
             --------------------------------------------------

     No Eligible Participant, Optionee or other person shall have any claim or right to be granted a Stock Option under this Plan, and neither this Plan nor any action taken hereunder shall be deemed to give or be construed as giving any Eligible Participant, Optionee or other person any right to be retained in the employ of the Company or any Subsidiary. Without limiting the generality of the foregoing, no person shall have any rights as a result of his or her classification as an Eligible Participant or Optionee, such classifications being made solely to describe, define and limit those persons who are eligible for consideration for privileges under the Plan.

     19.     Privileges of Stock Ownership; Regulatory Law Compliance; Notice of
             -------------------------------------------------------------------
Sale
----

     No Optionee shall be entitled to the privileges of stock ownership as to any Option Shares not actually issued and delivered. No Option Shares may be purchased upon the exercise of a Stock Option unless and until all then applicable requirements of all regulatory agencies having jurisdiction and all applicable requirements of the securities exchanges upon which securities of the Company are listed (if any) shall have been fully complied with. The Optionee shall, not more than five (5) days after each sale or other disposition of shares of Common Stock acquired pursuant to the exercise of Stock Options, give the Company notice in writing of such sale or other disposition.

     20.     Effective  Date  of  the  Plan
             ------------------------------

     The Plan shall be deemed adopted as of March 23, 2006, but the Plan shall only be effective if (and immediately as of the date that) the Plan is approved by the holders of at least a majority of the Company's outstanding shares of Common Stock represented and voting at a meeting of shareholders.

     21.     Termination
             -----------

     Unless previously terminated as aforesaid, the Plan shall terminate on March 23, 2016. No Stock Options shall be granted under the Plan thereafter, but such termination shall not affect any Stock Option theretofore granted.

     22.     Option  Agreement
             -----------------

     Each Stock Option granted under the Plan shall be evidenced by a written Stock Option Agreement executed by the Company and the Optionee, and shall contain each of the provisions and agreements herein specifically required to be contained therein, and such other terms and conditions as are deemed desirable by the Stock Option Committee and are not inconsistent with this Plan.


     23.     Stock  Option  Period
             ---------------------

     Each Stock Option and all rights and obligations thereunder shall expire on such date as the Stock Option Committee may determine, but not later than ten
(10) years from the date such Stock Option is granted, and shall be subject to earlier termination as provided elsewhere in this Plan.

     24.     Exculpation  and  Indemnification  of  Stock  Option  Committee
             ---------------------------------------------------------------

     In addition to such other rights of indemnification which they may have as directors of the Company or as members of the Stock Option Committee, the members of the Stock Option Committee, and each of them, shall be indemnified by the Company for and against all costs, judgments, penalties and reasonable expenses, including reasonable attorneys' fees, actually and appropriately incurred by them in connection with all actions, suits and proceedings, and in connection with appeals thereof, to which they or any of them may be a party by reason of any act or omission of any member of the Stock Option Committee under or in connection with the Plan or any Stock Option granted thereunder; provided, however, that a member of the Stock Option Committee shall not be entitled to any indemnification whatsoever pursuant to this Section for or as a result of any act or omission of such member which was not taken in good faith and which constituted willful misconduct or gross negligence by such member; provided further, that any amounts paid by any member of the Stock Option Committee in settlement of an action, suit or proceeding for which indemnification may be sought pursuant to this Section shall be first approved in writing by independent legal counsel selected by the Company; and, provided further, that within thirty (30) days after institution of an action, suit or proceeding against any member with respect to which such member is entitled to indemnification hereunder, such member shall, in writing, offer the Company the opportunity, at its own expense, to handle (including settle) and conduct the defense thereof. The provisions of this Section shall apply to the estate, executor and administrator of each member of the Stock Option Committee.

     25.     Notices
             -------

     All notices and demands of any kind which the Stock Option Committee, any Optionee, Eligible Participant, or other person may be required or desires to give under the terms of this Plan shall be in writing and shall be delivered in hand to the person or persons to whom addressed (in the case of the Stock Option Committee, with the Chief Executive Officer of the Company), by leaving a copy of such notice or demand at the address of such person or persons as may be reflected in the records of the Company, or by mailing a copy thereof, properly addressed as above, by certified or registered mail, postage prepaid, with return receipt requested. Delivery by mail shall be deemed made upon receipt by the notifying party of the return receipt request acknowledging receipt of the notice or demand.

     26.     Limitation  on  Obligations  of  the  Company
             ---------------------------------------------

     All obligations of the Company arising under or as a result of this Plan or Stock Options granted hereunder shall constitute the general unsecured obligations of the Company, and not of the Board of Directors of the Company, any member thereof, the Stock Option Committee, any member thereof, any officer of the Company, or any other person or any Subsidiary, and none of the foregoing, except the Company, shall be liable for any debt, obligation, cost or expense hereunder.

     27.     Limitation  of  Rights
             ----------------------

     The Stock Option Committee, in its sole and absolute discretion, is entitled to determine who, if anyone, is an Eligible Participant under this Plan, and which, if any, Eligible Participant shall receive any grant of a Stock Option. No oral or written agreement by any person on behalf of the Company relating to this Plan or any Stock Option granted hereunder is authorized, and such may not bind the Company or the Stock Option Committee to grant any Stock Option to any person.

     28.     Severability
             ------------

     If any provision of this Plan as applied to any person or to any circumstance shall be adjudged by a court of competent jurisdiction to be void, invalid, or unenforceable, the same shall in no way affect any other provision hereof, the application of any such provision in any other circumstances, or the validity or enforceability hereof.

     29.     Construction
             ------------

     Where the context or construction requires, all words applied in the plural herein shall be deemed to have been used in the singular and vice versa, and the masculine gender shall include the feminine and the neuter and vice versa.

     30.     Headings
             --------

     The headings of the several sections herein are inserted solely for convenience of reference and are not intended to form a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

     31.     Successors
             ----------

     This Plan shall be binding upon the respective successors, assigns, heirs, executors, administrators, guardians and personal representatives of the Company and Optionees.

     32.     Governing  Law
             --------------

     This Plan shall be governed by and construed in accordance with the laws of the State of California.

     33.     Conflict
             --------

     In the event of any conflict between the terms and provisions of this Plan, and any other document, agreement or instrument, including, without meaning any limitation, any Stock Option Agreement, the terms and provisions of this Plan shall control.

                            COMMUNITY WEST BANCSHARES
            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ON MAY 25, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Marcy Shewmon and Susan Thompson, or any of them, agents and proxy of the undersigned, each with full power of substitution, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders of Community West Bancshares to be held at La Cumbre Country Club, 4015 Via Laguna, Santa Barbara, California on Thursday, May 25, 2006, at 6:00P.M., and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote, as follows:

1.   ELECTION  OF  DIRECTORS:
                          __ FOR all nominees listed below __ WITHHOLD AUTHORITY

      Robert H. Bartlein - Jean W. Blois - John D. Illgen - Lynda J. Nahra William R. Peeples - James R. Sims, Jr. - Kirk B. Stovesand - C. Richard Whiston


2. Other business.To transact such other business as may properly come before the Meeting and any adjournment thereof.

                      PLEASE SIGN AND DATE THE OTHER SIDE
-  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


THIS PROXY WILL BE VOTED AS SPECIFIED OR IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE EIGHT NOMINEES FOR ELECTION AND FOR PROPOSAL 2. (Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

                                                   Dated:__________________,2006


                                                    ____________________________
                                                             (Signature)


                                                    ____________________________
                                                    (Signature, if held jointly)



                I do __ do not __ expect to attend the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY APPEARING AND VOTING IN PERSON AT THE MEETING.